Exhibit 10.3

EXECUTION VERSION

MASTER DISBURSEMENT AGREEMENT

among

JPMORGAN CHASE BANK, N.A.,

as Disbursement Agent

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

and

JPMORGAN CHASE BANK, N.A.,

as First Lien Collateral Agent

and

U.S. BANK NATIONAL ASSOCIATION,

as Second Lien Collateral Agent

and

REVEL AC, INC.,

as Borrower

and

REVEL ENTERTAINMENT GROUP, LLC,

as the Operating Company for the Borrower

dated as of February 17, 2011

2

TABLE OF EXHIBITS

Exhibit
A-1	Form of Disbursement Request
A-2	Form of Construction Consultant Disbursement Certificate
B	Form of Project Schedule Certificate
C	Form of Project Budget Amendment Certificate
D-1	Form of Borrower’s Substantial Completion Certificate
D-2	Form of Borrower’s Final Completion Certificate
E	Form of Final Plans and Specifications Amendment Certificate
F-l	Form of Interim Lien Affidavit
F-2	Form of Final Lien Affidavit
G-1	Form of Mezz Proceeds Account Control Agreement
G-2	Form of Construction Disbursement Account and Cash Management Account Control Agreement
H	Closing Date Plans and Specifications
I	Form of Borrower’s Opening Certificate
J	Project Budget
K	Project Schedule

3

DISBURSEMENT AGREEMENT

This MASTER DISBURSEMENT AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, this “Agreement”) is dated as of February 17, 2011 by and among JPMORGAN CHASE BANK, N.A., as disbursement agent (together with any successor disbursement agent permitted hereunder, the “Disbursement Agent”), JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent under the First Lien Credit Agreement (as defined below) (together with its successors and assigns from time to time under the First Lien Credit Agreement, the “Administrative Agent”), U.S. BANK NATIONAL ASSOCIATION, as collateral agent under the Second Lien Indenture (as defined below) (together with its successors and assigns from time to time under the Second Lien Indenture, the “Second Lien Collateral Agent”), and REVEL AC, INC., a Delaware corporation (the “Borrower”) and REVEL ENTERTAINMENT GROUP, LLC, a New Jersey limited liability company (the “OpCo”). Capitalized terms used herein have the meanings specified in Section 1 or, if not defined therein, the meanings specified in the First Lien Credit Agreement.

RECITALS

A.    Project.    The Borrower desires to design, develop, construct, install, equip, finance, own, operate and maintain the Project.

B.    Credit Facility and Units.    Concurrently herewith, the Lenders under that certain First Lien Loan Agreement (as amended, supplemented, restated or otherwise modified from time to time, the “First Lien Credit Agreement”), dated as of the date hereof, by and among the Borrower, the OpCo and other Subsidiaries of the Borrower party thereto, as guarantors, the Administrative Agent, the financial institutions from time to time party thereto in the capacity of Lenders and the other agents and arrangers party thereto are providing Commitments to extend first priority term loans to the Borrower, in an aggregate principal amount of $850,000,000. In addition, the Borrower will be issuing units (the “Units”), each Unit consisting of $2,000 principal amount of Notes and a warrant exercisable to purchase 1,000 shares of common stock of the Borrower. Such Notes will be issued under an indenture dated as of the date hereof, by and among the Borrower, the OpCo, the other guarantors party thereto, the Second Lien Collateral Agent and U.S. Bank National Association, as trustee (the “Second Lien Indenture”). The proceeds of the loans extended under the First Lien Credit Agreement and the Units will be used to provide a portion of the construction and term financing for the Project and otherwise for fees and expenses, the Acquisition, working capital and other general corporate purposes.

C.    Initial Deposit.    Concurrently herewith, the Borrower will make a Borrowing under the First Lien Credit Agreement in the amount of $850,000,000, of which $8,413,510.19 will be deposited into the Construction Disbursement Account, $123,600,000 will be deposited into the Interest Reserve Account, $5,285,261.73 will be deposited into the Cash Management Account and $634,116,721.14 of such proceeds, shall be deposited into the Bank Proceeds Account to be used to fund a ratable portion of Project Costs (other than interest in respect of the First Lien Credit Agreement). Also concurrently herewith, the Borrower will issue the Units in an amount of $304,400,000, of which $3,525,600.81 will be deposited into the Construction Disbursement Account, $2,214,738.27 will be deposited into the Cash Management

Account and the remaining $265,720,534.23 will be deposited into the Mezz Proceeds Account to be used to fund a ratable portion of Project Costs (other than interest in respect of the First Lien Credit Agreement). Assets maintained in the Bank Proceeds Account, the Mezz Proceeds Account, the Interest Reserve Account, the Construction Disbursement Account, the Company Funds Account and the Cash Management Account are owned beneficially by the Borrower and/or OpCo, subject to the terms and conditions of this Agreement and the Account Control Agreements.

D.    Purpose.    The parties have entered into this Agreement in order to set forth (i) the conditions upon which, and the manner in which, funds will be disbursed from the Disbursement Agent Accounts (as defined below) to pay Project Costs (as defined below) and other expenses and (ii) certain representations, warranties and covenants of the Borrower.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions and Rules of Interpretation.

1.1    Definitions.    The terms identified below in this Section 1 shall have the meanings herein specified:

“Account Control Agreement” means that certain Account Control Agreement, substantially in the form of Exhibit G-1 or Exhibit G-2, as applicable, dated as of the date hereof, among the Borrower, OpCo, the Administrative Agent and/or the Second Lien Collateral Agent, as applicable, the Disbursement Agent and any securities intermediary or depositary bank that may be party thereto from time to time, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time or replaced from time to time in which case such Account Control Agreement may give effect to the customary provisions required by the replacement deposit bank or securities intermediary.

“Administrative Agent” has the meaning given in the preamble.

“Agency Fee Letter” means that certain fee letter, dated as of the date hereof, by and among the Borrower, the Administrative Agent and the Disbursement Agent.

“Agreement” has the meaning given in the preamble.

“Anticipated Investment Income” means, at any time, with respect to the Company Funds Account, the Interest Reserve Account, the Bank Proceeds Account, the Mezz Proceeds Account, the Construction Disbursement Account and the Cash Management Account, the amount of investment income which the Borrower reasonably determines will accrue on the funds in each such Disbursement Agent Account through the Scheduled Completion Date, taking into account the current and future anticipated rates of return on investments in each such account permitted under the Loan Documents and Notes Documents and the anticipated times and amounts of draws from each such account for the payment of Project Costs.

“Applicable Courts” has the meaning given in Section 12.12.

“Applicable Permits” means all Permits that are required for the performance of the design, construction and operation of the Project.

“Appraisal” means a determination by an independent party reasonably satisfactory to the Administrative Agent and the Construction Consultant of the fair market value of the Land and the Improvements, which would be obtained in an arms’ length transaction between an informed and willing buyer and an informed and willing seller, under no compulsion to buy or sell, respectively, on the date of such Appraisal.

“Architect” means (unless context otherwise requires) Bower Lewis Thrower Architects Ltd. , as counterparty to the Architectural Services Agreement together with its successors and permitted assigns.

“Architectural Services Agreement” means (unless context otherwise requires) Architect of Record Agreement, dated July 17, 2007 between Revel Entertainment Group, LLC and the Architect.

“Available Construction Funds” means, at any given time, the sum of (a) the amounts then on deposit in the Company Funds Account, the Bank Proceeds Account, the Interest Reserve Account, the Mezz Proceeds Account, the Construction Disbursement Account and the Cash Management Account, collectively, (b) the Anticipated Investment Income at such time, (c) the CUP Refund if and to the extent at any time of determination, the Borrower reasonably expects such funds to be received by the Borrower and its Restricted Subsidiaries prior to the Scheduled Completion Date, (d) without duplication of any reductions in Remaining Costs, any OCIP Credits or Tax Credits if and to the extent at any time of determination, the Borrower reasonably expects such funds to be received (including, without limitation, as a credit or a rebate) by the Borrower and its Restricted Subsidiaries prior to the Scheduled Completion Date and (e) (x) up to the date six months prior to the Scheduled Opening Date, up to 50% of the aggregate amount of indebtedness the Borrower may incur thereafter under Section 6.01(f) of the First Lien Credit Agreement and (y) on and after the date six months prior to the Scheduled Opening Date, up to 50% of the aggregate amount of indebtedness the Borrower may incur under Section 6.01(f) of the First Lien Credit Agreement, if the Borrower is utilizing commercially reasonable efforts to obtain aggregate commitments for a revolving credit facility in an amount equal to $50,000,000; provided that upon entering into such revolving credit facility, the Borrower shall not be permitted to utilize any amounts under this clause (e)(y) in the calculation of “Available Construction Funds.” For the avoidance of doubt, the Borrower may include 100% of all drawn commitments under any revolving credit facility in the calculation of “Available Construction Funds” to the extent such funds are on deposit in any of the Disbursement Agent Accounts.

“Bank Proceeds Account” means account number                              in the name of OpCo established at JPMorgan Chase Bank, N.A. or such account in replacement or substitution thereof.

“Borrower” has the meaning given in the preamble.

“Cash Management Account” means account number                              in the name of OpCo established at JPMorgan Chase Bank, N.A. or such account in replacement or substitution thereof.

“Company Funds Accounts” means account number                              in the name of OpCo established at JPMorgan Chase Bank, N.A. or such account in replacement or substitution thereof.

“Consent” means a consent to assignment of ACR Energy Partners, LLC acknowledging the lien and collateral assignment by the Borrower of its rights under the Energy Services Agreement.

“Construction Contracts” means collectively, the contracts entered into from time to time between any Loan Party (or any Construction Manager on behalf of any Loan Party) and any Contractor in connection with the design, engineering, installation and construction of the Project or the supply of materials, fixtures, equipment or services in connection with the construction of the Project, including the Construction Management Agreement.

“Construction Disbursement Account” means account number                              in the name of OpCo established at JPMorgan Chase Bank, N.A. or such other account in replacement or substitution thereof.

“Construction Manager” means (unless context otherwise requires) Tishman Construction Corporation of New Jersey, as counterparty to the Construction Management Agreement together with its successors and permitted assigns.

“Construction Management Agreement” means (unless context otherwise requires) that certain Construction Management Agreement, dated as of April 5, 2007, by and between Revel Entertainment Group, LLC (as successor to Revel Entertainment Group, LLC, a Delaware limited liability company) and the Construction Manager.

“Contractor” means any architects, consultants, designers, contractors, sub-contractors, suppliers or other Persons engaged by any Loan Party or any Construction Manager on behalf of any Loan Party in connection with the design, engineering, installation and construction of the Project.

“CUP Mobilization Advance” means one or more advances made by any Loan Party to the CUP Holder in an aggregate amount not to exceed $5,000,000, pursuant to the Energy Services Agreement.

“CUP Refund” means the $41,950,000 payable by the CUP Holder pursuant to the Energy Services Agreement and the repayment of the $5,000,000 CUP Mobilization Advance pursuant to the Energy Services Agreement.

“Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

“De Minimus Scope Change” means any Scope Change which individually does not increase or decrease the amount of Project Costs by more than $5,000,000.

“Disbursement” means a transfer of funds from the Company Funds Account and/or (ratably) from the Bank Proceeds Account and the Mezz Proceeds Account to the Construction Disbursement Account or the Cash Management Account or, to the extent provided hereunder and in accordance with Section 4.2, directly to pay Project Costs.

“Disbursement Agent” has the meaning given in the preamble.

“Disbursement Agent Accounts” means, collectively, the Company Funds Account, the Interest Reserve Account, the Bank Proceeds Account, the Mezz Proceeds Account, the Construction Disbursement Account, the Cash Management Account and any other accounts or sub-accounts established from time to time with the Disbursement Agent in connection with the treatment of Available Construction Funds and the payment of Project Costs in accordance with the provisions of this Agreement.

“Disbursement Request” has the meaning given in Section 4.1.1(a).

“Disbursement Request Date” shall mean each date the Borrower requests a Disbursement pursuant to a Disbursement Request.

“Disputed Amounts” means payments for work, services or materials, fixtures or equipment which are not overdue for a period of more than 60 days or that are being contested in good faith by the Loan Parties through appropriate proceedings (in any event, so long as no foreclosure proceedings have been commenced with respect thereto or if commenced, such proceedings are stayed during the pendency of such contest); provided, that (i) adequate reserves with respect to such obligations contested in good faith are maintained on the books of the applicable Loan Party, to the extent required by GAAP and (ii) at any time prior to the Final Completion Date, the amount of the Loan Parties’ likely liability under any Lien associated with such payments (as determined by the Borrower in good faith) is reserved in the Securities Accounts.

“Equity Contributions” has the meaning given in Section 2.2.1.

“Event of Default” has the meaning given in Section 7.

“Final Completion Date” means the first date on which each of the following conditions has been satisfied:

(a)    the Substantial Completion Date shall have occurred;

(b)    the Project shall have received a temporary certificate of occupancy from the applicable Governmental Authority;

(c)    the Borrower shall deliver to the Disbursement Agent an Officers’ Certificate in the form of Exhibit D-2 to the effect that (i) all amounts required to be paid to Contractors have been paid (other than any Disputed Amounts and Retainage Amounts), and (ii) the

Borrower (or other applicable Loan Party) has received Lien releases and waivers from each Contractor substantially in the form of Exhibit F-1, other than with respect to any Disputed Amounts, Retainage Amounts, any Permitted Liens and other Lien releases that are no more than thirty (30) days in arrears;

(d)    a certificate of the Construction Consultant substantially in the form of Exhibit 1 to Exhibit D-2 and a certificate of the Construction Manager substantially in the form of Exhibit 2 to Exhibit D-2, confirming the factual certification described in clause (c) above;

(e)    the Administrative Agent, the Second Lien Collateral Agent, the Construction Consultant and the Disbursement Agent shall have received “as-built” Plans and Specifications in CAD format showing the final specifications of all improvements comprising the Project;

(f)    the applicable Title Company shall have delivered to the Administrative Agent, Second Lien Collateral Agent, Disbursement Agent and the Construction Consultant an updated title search identifying all Liens of record through a date reasonably acceptable to the Disbursement Agent that is reasonably close to the Final Completion Date confirming that there are no intervening Liens or encumbrances which may then or thereafter take priority over the Lien of each Mortgage, other than Permitted Liens described in Section 6.02 of the First Lien Credit Agreement and any other exceptions to title that are reasonably acceptable to the Administrative Agent; and

(g)    the Administrative Agent, the Insurance Consultant and the Disbursement Agent shall have received reasonably satisfactory evidence demonstrating continued compliance in all material respects with the insurance requirements under Section 5.04 of the First Lien Credit Agreement.

“Final Plans and Specifications” means, with respect to any particular work or improvement that constitutes a portion of the Project, the Plans and Specifications for such work or improvement to the extent such Plans and Specifications:

(a)    have received all approvals from all Governmental Authorities required to approve such Plans and Specifications that are necessary to commence construction of such work or improvements, if any;

(b)    contain sufficient specificity to permit the completion of such work or improvement; and

(c)    are signed by the Architect

provided, however, that the Final Plans and Specifications may be modified from time to time in accordance with the terms hereof.

“Final Plans and Specifications Amendment Certificate” means an Officers’ Certificate from the Borrower in the form attached hereto as Exhibit E, together with the Construction Manager’s, Construction Consultant’s and Architect’s certificates as provided in Exhibits 1, 2 and 3 and attached thereto.

“First Lien Collateral Agent” means JPMorgan Chase Bank, N.A., as collateral agent under the First Lien Credit Agreement, and its successors and permitted assigns.

“First Lien Credit Agreement” has the meaning given in the preamble.

“Force Majeure Event” means any of the following events that causes a delay in the construction of the Project and is outside any Loan Party’s reasonable control: (a) an Act of God (including, without limitation, a tornado, flood, earthquake, hurricane, etc.); (b) fires or other casualties; (c) strikes, lockouts or other labor disturbances; (d) acts of war, riots, insurrections, civil commotions, acts of terrorism or similar acts of destruction; (e) Requirements of Law enacted after the Closing Date; (f) orders or judgments; or (g) embargoes, shortages or unavailability of materials, supplies, labor, equipment and systems that first arise after the Closing Date.

“Governmental Action” means any consent, approval, recording, qualification or authorization of any Governmental Authority.

“Hard Costs” means Project Costs incurred after the date hereof in accordance with the Project Budget (as in effect from time to time) under (i) the following Line Items:

(a)	Construction Improvements

(b)	Infrastructure Improvements

(c)	General Conditions/Fees

(d)	Project Contingency,

(e)	Working Capital Contingency, and

(ii)    any other line item categories set forth in the Project Budget (as in effect from time to time) designated as “Hard Costs.”

“Interest Reserve Account” number                              in the name of OpCo established at JPMorgan Chase Bank, N.A. or such other account in replacement or substitution thereof.

“Line Item” means (i) with respect to the Project Budget (as in effect from time to time) each of the following line item categories of such Project Budget:

(a)	Construction Improvements (both on-site and off-site)

(b)	Infrastructure Improvements

(c)	General Conditions/Fees

(d)	Project Contingency

(e)	Working Capital Contingency

(f)	Permits and Fees

(g)	Furniture, Fixtures & Equipment

(h)	Gaming

(i)	Operation/Equipment Costs

(j)	Systems Costs

(k)	General Requirements

(l)	Design

(m)	Capitalized Construction Labor

(n)	Working Capital

(o)	Land

(p)	Real Estate Taxes and Capitalized Legal Costs

(q)	Pre-Opening Expenses

(r)	Interest (net) payable in cash prior to Scheduled Completion Date

(s)	Pier

(t)	Roadway, and

(ii) any other line item categories set forth in the Project Budget (as in effect from time to time).

“Mezz Proceeds Account” “ means account number                              in the name of OpCo established at JPMorgan Chase Bank, N.A. pursuant to a Mezz Proceeds Account Control Agreement or such account in replacement or substitution thereof.

“Mezz Proceeds Account Control Agreement” means the Account Control Agreement dated as of the date hereof, among the Borrower, OpCo, the Second Lien Collateral Agent, the Disbursement Agent and the securities intermediary thereunder.

“Minimum Opening Date Facilities” means, with respect to the Project:

(a)	a casino with approximately 2,800 slot machines;

(b)    no less than 10 restaurants, lounges or bars;

(c)    a resort hotel with no less than 1,050 rooms, which rooms are fully-furnished for occupancy;

(d)    an approximately 22,000 square foot spa and fitness center, which center shall be equipped with equipment necessary for commercial operation; and

(e)    an approximately 7,700 space parking garage.

“Notes” means the $304,400,000 initial aggregate principal amount of second lien notes due 2018 issued by the Borrower under an indenture dated as of the date hereof by and among the Borrower, the Second Lien Collateral Agent and U.S. Bank National Association, as trustee.

“Notes Documents” means this Agreement, the Indenture, the Second Lien Security Documents, the Intercreditor Agreement and any other instruments, certificates, documents or agreements executed and delivered by any Loan Party with or for the benefit of the Second Lien Collateral Agent or Second Lien Secured Parties in their capacities as such pursuant hereto or thereto or in connection herewith or therewith (in each case as the same may be amended, amended and restated, supplemented or otherwise modified from time to time or refinanced or replaced pursuant to a Permitted Refinancing).

“OCIP Credit” means any deductions made by Loan Parties in payments made to contractors (or payments made by contractors) from time to time to reimburse the Loan Parties for insurance costs previously paid for by the Loan Parties pursuant to an owner controlled insurance program.

“OpCo” has the meaning given in the preamble.

“Opening Date” means the first date on which each of the following has occurred:

(a)    all material Applicable Permits with respect to the operation of the Project with the Minimum Opening Date Facilities in all material respects have been issued and are in full force and effect;

(b)    the Borrower (or other applicable Loan Party) has received Lien releases and waivers from each Contractor substantially in the form of Exhibit F-1, other than with respect to Permitted Amounts, any Permitted Liens and other Lien releases that are no more than thirty (30) days in arrears;

(c)    the Construction Consultant has delivered a certificate to the Disbursement Agent, the Administrative Agent and the Second Lien Collateral Agent, substantially in the form attached as Exhibit 1 to Exhibit I, certifying that the Project with the Minimum Opening Date Facilities is substantially complete in all material respects in accordance with the Final Plans and Specifications;

(d)    the Project is open to the public and operating with the Minimum Opening Date Facilities; and

(e)    the Project is operating in accordance with applicable law in all material respects.

“Outside Opening Deadline” means January 1, 2013.

“Permitted Amounts” means, without duplication, (i) amounts payable for uncompleted Punchlist Items, (ii) Retainage Amounts and (iii) Disputed Amounts.

“Plans and Specifications” means the then current drawings, plans and specifications for the Project prepared by a Loan Party, a Loan Party’s architects or the Construction Manager and made available to the Construction Consultant at the location set forth on Exhibit H or as otherwise agreed upon by the Borrower and the Construction Consultant.

“Platform” has the meaning given in Section 12.7.

“Posted Documents” has the meaning given in Section 12.7.

“Project” means the beachfront casino entertainment resort commonly known as Revel Atlantic City Hotel and Casino, being developed on the boardwalk in Atlantic City, New Jersey, and shall include the Minimum Opening Date Facilities from and after the Opening Date.

“Project Budget” means the project budget set forth as Exhibit J, as amended from time to time in accordance with the terms of the Disbursement Agreement.

“Project Budget Amendment Certificate” has the meaning given in Section 6.1.3.

“Project Costs” means all cash costs incurred or to be incurred in connection with the financing (excluding the interest on the Notes and fees and expenses payable in connection with the closing of the Units and the First Lien Credit Agreement and other non-cash costs or items not required to be paid in cash prior to the Scheduled Completion Date), design, development, construction, equipping and opening of the Project and including, without limitation, the CUP Mobilization Advance.

“Project Documents” means the Construction Contracts, and each other agreement entered into relating to the development, construction, maintenance or operation of the Project (other than the Loan Documents and Notes Documents).

“Project Schedule” means the schedule for construction and completion of the Project set forth in Exhibit K, as amended from time to time in accordance with the terms of the Disbursement Agreements.

“Project Schedule Certificate” has the meaning given in Section 6.4.

“Punchlist Completion Amount” means, from time to time from and after the Substantial Completion Date, the estimated cost to complete all remaining Punchlist Items (certified by the Borrower and reasonably confirmed by the Construction Consultant with respect to each Disbursement from and after the Substantial Completion Date in their respective certificates substantially in the form of Exhibit A-1 and Exhibit A-2).

“Punchlist Items” means minor or insubstantial details of construction or mechanical adjustment, the non-completion of which, when all such items are taken together, will not interfere in any material respect with the use or occupancy of the Project for its intended purposes or the ability of the owner or lessee, as applicable, of any portion of the Project (or any tenant thereof) to perform work that is necessary to prepare such portion of the Project for such use or occupancy.

“Qualified Bank” means (a) a banking corporation or association organized and doing business under the laws of the United States of America or of any State, (b) is authorized under such laws to exercise banking powers, (c) has a combined capital and surplus of at least $500,000,000 as of the Closing Date and (d) is subject to supervision or examination by federal or state authorities.

“Quarterly Date” means the last Business Day of each March, June, September and December from the date hereof until the Final Completion Date.

“Realized Savings” means, as of any date, with respect to any Line Item in the Project Budget, the excess of (i) the Remaining Budgeted Amount for such Line Item over (ii) the Remaining Costs with respect to such Line Item; provided, however, that Realized Savings for any Line Item shall be deemed to be zero unless and until the Borrower has delivered an executed Project Budget Amendment Certificate (together with all exhibits thereto) which includes such Realized Savings and such certificate is reasonably satisfactory to the Construction Consultant; provided, further, that no Realized Savings shall be obtainable with respect to the “Project Contingency” or “Working Capital Contingency” Line Items in the Project Budget; provided, still further, that the Realized Savings for any Line Item pertaining to amounts payable pursuant to a guaranteed maximum price contract shall be deemed to be zero, except to the extent such contract has been amended to reduce the guaranteed maximum price thereunder.

“Remaining Budgeted Amount” for any Line Item on the Project Budget means the Total Budgeted Amount for such Line Item in the Project Budget less the amount previously spent with respect to such Line Item from any Disbursement Agent Account.

“Remaining Costs” means, at any date of determination and with respect to any Line Item in the Project Budget (other than the “Project Contingency” and the “Working Capital Contingency” Line Items in the Project Budget) the amount of Project Costs the Borrower reasonably expects to be expended by the Loan Parties after such date of determination to complete the tasks set forth in such Line Item as certified by the Borrower.

“Required Contingency” means a minimum amount required to be maintained with respect to the “Project Contingency” Line Item in the Project Budget, which shall be an amount determined according to the following formulas:

(i) from the Closing Date until such time that Hard Costs incurred as of such date in accordance with the Project Budget constitute 50% of the total amount to be incurred for such Hard Costs after the Closing Date as set forth in the Project Budget;

Required Contingency= $43,340,000 * (0.50);

(ii) from the time that Hard Costs incurred as of such date in accordance with the Project Budget constitute 50% of the total amount to be incurred for such Hard Costs after the Closing Date as set forth in the Project Budget until such time as Hard Costs incurred as of such date in accordance with the Project Budget constitute 75% of the total amount to be incurred for such Hard Costs after the Closing Date as set forth in the Project Budget:

Required Contingency= $43,340,000 * (1.00 – 0.75); and

(iii) from the time that that Hard Costs incurred as of such date in accordance with the Project Budget constitute 75% of the total amount to be incurred for such Hard Costs after the Closing Date as set forth in the Project Budget until the Final Completion Date:

Required Contingency= $0.

“Required Working Capital Contingency” means a minimum amount required to be maintained with respect to the “Working Capital Contingency” Line Item in the Project Budget, which shall be:

(a)    at any time from and after the Closing Date until the amount of funds included in the calculation of “Available Construction Funds” under clause (e) of the definition thereof is $0, $12,721,507; and

(b)    thereafter, $0.

“Reserved Amount” means, as of any date of determination, the aggregate of (a) 150% of the Punchlist Completion Amount for uncompleted Punchlist Items and (b) 125% of the aggregate of all Disputed Amounts.

“Retainage Amounts” means, at any given time, amounts that have accrued and are owing under the terms of a Construction Contract for work, materials or services already provided but which at such time (in accordance with the terms of the Construction Contract) are being withheld from payment to the Contractor thereunder until certain subsequent events (e.g., completion benchmarks) have been achieved.

“Scheduled Completion Date” means December 31, 2012, as the same may from time to time be modified pursuant to Section 6.11.

“Scheduled Opening Date” means June 1, 2012, as the same may from time to time be modified pursuant to Section 6.11.

“Scope Change” means any material change in the Plans and Specifications which materially alters the nature of the Project or any other material change to the design, layout, architecture or quality of the Project from that which is contemplated on the Closing Date (unless such change is due to or related to a Requirement of Law); provided that it is acknowledged that any further refinement or embellishment to the Plans and Specifications (including any adjustment to the size or number of contemplated facilities or the amenities associated therewith) in a manner which is not materially inconsistent with such Plans and Specification or any subsequent refinement or embellishment thereof shall not be considered a “Scope Change.”

“Second Lien Indenture” has the meaning given in the recitals.

“Second Lien Collateral Agent” has the meaning given in the preamble.

“Securities Accounts” means, collectively, the Bank Proceeds Account, the Mezz Proceeds Account, the Company Funds Account, and any other accounts or sub-accounts established from time to time with respect thereto.

“Substantial Completion Date” means the first date on which each of the following conditions has been satisfied:

(a)    the Borrower shall have delivered to the Disbursement Agent (with a copy to the Construction Consultant):

(i)    an Officers’ Certificate in the form of Exhibit D-1, certifying that:

(A)    the Opening Date has occurred;

(B)    all material Applicable Permits with respect to the operation of the Project in all material respects have been issued and are in full force and effect;

(C)    all amounts required to be paid to Contractors in connection with completing the Project have been paid, other than Permitted Amounts, so long as the Reserved Amount has been reserved in the aggregate in the Securities Accounts;

(D)    the Borrower (or other applicable Loan Party) has received Lien releases and waivers from each Contractor substantially in the form of Exhibit F-1, other than with respect to Permitted Amounts, Permitted Liens, other Lien releases that are not more than thirty (30) days in arrears; and

(E)    the CUP shall be fully-operational and providing energy, hot water and chilled water to each building, facility or venue comprising the Project designated as having access to such utilities in the Plans and Specifications;

(ii)    a certificate of the Construction Consultant, substantially in the form of Exhibit 1 to Exhibit D-1, confirming the factual certification described in clause (i) above; and

(iii)    an updated title search identifying all Liens of record through a date reasonably acceptable to the Disbursement Agent that is reasonably close to the Substantial Completion Date confirming that there are no intervening Liens or encumbrances which may then or thereafter take priority over the Lien of each Mortgage, other than Permitted Liens, and any other exceptions to title that are reasonably acceptable to the Administrative Agent.

(b)    a list of any remaining Punchlist Items shall have been delivered to the Construction Consultant, the Administrative Agent, the Second Lien Collateral Agent and the Disbursement Agent by the Borrower and shall be satisfactory to the Construction Consultant as a reasonable final punchlist in all material respects;

(c)    the Borrower shall have delivered its budgeted costs with respect to Punchlist Items to the Construction Consultant, the Administrative Agent, the Second Lien Collateral Agent and the Disbursement Agent and such budgeted costs shall be satisfactory to the Construction Consultant in all material respects; and

(d)    the Architect shall have delivered a certificate(s) or notice(s) of “Substantial Completion” on Form AIA Document G704 of each material portion of the work reflected in the Final Plans and Specifications and each such certificate or notice shall have been accepted by the Borrower and the Construction Consultant in accordance herewith.

“Tax Credits” means any construction material sales tax rebate or credit received by a Loan Party pursuant to the Project Grant Agreement, dated December 18, 2007 between OpCo and the CRDA.

“Total Budgeted Amount” with respect to any Line Item in the Project Budget at any given time means the total amount of Project Costs budgeted for such Line Item in the Project Budget at such time.

“Unincorporated Materials” has the meaning given in Section 4.1.2(f).

1.2    Rules of Interpretation.    Captions in this Agreement are for convenience only and shall not be considered or referred to in resolving questions of interpretation of this Agreement. The singular includes the plural, and the plural includes the singular. The word “or” is not exclusive. Except as otherwise defined, accounting terms have the meanings assigned to them by U.S. GAAP, as in effect on the date hereof, as applied by the accounting entity to which they refer. The words “include,” “includes” and “including” are not limiting. A reference in a document to an Article, Section, Exhibit, Schedule, Annex or Appendix is to the Article, Section, Exhibit, Schedule, Annex or Appendix of such document unless otherwise indicated. Exhibits, Schedules, Annexes or Appendices to any document shall be deemed incorporated by reference in such document. In the event of any conflict between the provisions of this Agreement (exclusive of the Exhibits, Schedules, Annexes and Appendices thereto) and any Exhibit, Schedule,

Annex or Appendix hereto, the provisions of this Agreement shall control. References to any document, instrument or agreement (x) shall include all exhibits, schedules and other attachments thereto, (y) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (z) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words “hereof,” “herein” and “hereunder” and words of similar import when used in any document shall refer to such document as a whole and not to any particular provision of such document. References to “days” shall mean calendar days, unless the term “Business Days” shall be used. References to a time of day shall mean such time in New York, New York, unless otherwise specified.

2.	Appointment of Disbursement Agent; Establishment of Accounts; Related Provisions.

2.1    Appointment of the Disbursement Agent.    The Disbursement Agent is hereby appointed by the Borrower, OpCo, the Administrative Agent and the Second Lien Collateral Agent as disbursement agent hereunder, and the Disbursement Agent hereby agrees to act as such and to accept and promptly cause to be deposited into, or withdrawn from, the applicable Disbursement Agent Accounts all cash, payments and other amounts to be delivered to the Disbursement Agent for deposit into any such Disbursement Agent Account or to be withdrawn from any such Disbursement Agent Account pursuant to the terms of this Agreement; provided that the Disbursement Agent shall only make withdrawals from the Construction Disbursement Account or the Cash Management Account pursuant to Sections 3.5 and 4.1.3. hereof.

2.2    Establishment of Accounts.

2.2.1    Establishment of Company Funds Account.    On or prior to the Closing Date, the Company Funds Account shall be established with the Disbursement Agent, in its capacity as securities intermediary. From time to time, there may be deposited into the Company Funds Account the following funds, including, without limitation, (i) all proceeds of capital contributions, if any, made to finance Project Costs or to cause the Borrower to be in compliance with Section 5.17 of the First Lien Credit Agreement (such contributions, “Equity Contributions”), (ii) all amounts received by any Loan Party prior to the Final Completion Date in respect of liquidated or other damages under the Project Documents relating to the Project, (iii) all condemnation and casualty proceeds (including casualty insurance proceeds) received in respect of the Project prior to the Final Completion Date net of costs, expenses and taxes relating thereto, (iv) amounts paid under any payment and performance bonds delivered to any Loan Party under the Construction Contracts relating to the Project (other than amounts directly applied to the payment of Project Costs), if any, (v) investment income and interest from investments in any Disbursement Agent Account, (vi) the CUP Refund, (vii) any cash proceeds representing Tax Credits, (viii) any cash proceeds representing OCIP Credit, and (ix) such other amounts not required to be deposited in any other Disbursement Agent Account that any Loan Party elects to deposit in the Company Fund Account.

2.2.2    Establishment of Bank Proceeds Account and Mezz Proceeds Account.

(a)    Bank Proceeds Account.    On or prior to the Closing Date, the Bank Proceeds Account shall be established with the Disbursement Agent, in its capacity as securities intermediary. The Disbursement Agent shall be permitted to withdraw amounts on deposit in the Bank Proceeds Account in accordance with Section 4.2(b) (and subject to Section 4.1), the applicable Disbursement Request under which such amounts are to be transferred to the Construction Disbursement Account or Cash Management Account and Section 4.6. On the Closing Date, the Borrower shall deposit $634,116,721.14 into the Bank Proceeds Account.

(b)    Mezz Proceeds Account.    On or prior to the Closing Date, the Mezz Proceeds Account shall be established with the Disbursement Agent, in its capacity as securities intermediary, pursuant to an Account Control Agreement. Pursuant to such Account Control Agreement, the Disbursement Agent shall be permitted to withdraw amounts on deposit in the Mezz Proceeds Account in accordance with Section 4.2(b) (and subject to Section 4.1), the applicable Disbursement Request under which such amounts are to be transferred to the Construction Disbursement Account or Cash Management Account and Section 4.6. On the Closing Date, the Borrower shall deposit $265,720.534.23 into the Mezz Proceeds Account.

2.2.3    Establishment of Interest Reserve Account.    On or prior to the Closing Date, the Interest Reserve Account shall be established with the Disbursement Agent, in its capacity as deposit account bank. The Disbursement Agent shall be permitted to withdraw amounts on deposit in the Interest Reserve Account in accordance with Section 4.3. On the Closing Date, the Borrower shall deposit $123,600,000.00 into the Interest Reserve Account.

Each Securities Account shall be maintained by the Disbursement Agent at all times until such Disbursement Agent Accounts are permitted to be closed in accordance with Section 4.6.

2.2.4    Establishment of Construction Disbursement Account.    Concurrently with the execution and delivery of this Agreement, the Borrower and/or OpCo shall enter into an Account Control Agreement pursuant to which the account bank thereunder shall establish and maintain the Construction Disbursement Account. On the Closing Date, the Borrower shall deposit $11,939,111.00 in the Construction Disbursement Account. The Borrower and/or OpCo, shall cause the Construction Disbursement Account to be maintained at all times until the Construction Disbursement Account is permitted to be closed in accordance with Section 4.6. Subject to an Account Control Agreement, the Borrower, any Loan Party and, if the Borrower and/or OpCo provides appropriate instruction therefor to the account bank, the Construction Manager shall be permitted from time to time to draw checks on and otherwise withdraw amounts on deposit in the Construction Disbursement Account to pay Project Costs then due and payable and reflected in the applicable Disbursement Request under which such amounts were transferred to the Construction Disbursement Account.

2.2.5    Establishment of Cash Management Account.    On or prior to the Closing Date, the Borrower and/or OpCo shall establish the Cash Management Account; and each of the Borrower, OpCo, the Administrative Agent, the Second Lien Collateral Agent and JPMorgan Chase Bank, N.A. shall enter into a Control Agreement on the Closing Date with respect thereto. $7,500,000 in aggregate proceeds of the Loans made and Units issued on the Closing Date shall be deposited into the Cash Management Account. The Borrower shall be permitted from time to time thereafter to request a Disbursement of funds from the Securities Accounts to the Cash Management Account (including to replace amounts previously drawn from, and/or to increase the funds on deposit in, the Cash Management Account) by including a request to such effect in a Disbursement Request and satisfying the conditions precedent set forth in Sections 4.1.2 (unless such conditions precedent are waived in accordance with the terms hereof); provided that the balance of funds on deposit in the Cash Management Account may not exceed $7,500,000 at any time and the Borrower shall certify that the balance of funds on deposit in the Cash Management Account does not and will not exceed $7,500,000 (including after giving effect to any such Disbursement Request); provided further that if at any time the amount of funds on deposit in the Cash Management Account exceeds $7,500,000, the Company shall within one (1) Business Day thereof deposit such excess amount in the Company Funds Account. Subject to the Control Agreement applicable to the Cash Management Account, the Borrower, any Loan Party and, if the Borrower provides appropriate instruction therefor to the account bank, the Construction Manager shall be permitted from time to time to draw checks on and otherwise withdraw amounts on deposit in the Cash Management Account to pay Project Costs then due and payable.

2.2.6    Investment Income.    The Disbursement Agent shall cause investment income from amounts on deposit in the Bank Proceeds Account, the Interest Reserve Account and the Mezz Proceeds Account to be deposited in the Company Funds Account on the 10th day of each month (or if such 10th day is not a Business Day, the next succeeding Business Day) until applied to the payment of Project Costs as described above. The Borrower and/or OpCo shall cause investment income from amounts on deposit in the Construction Disbursement Account and the Cash Management Account to be deposited in the Company Funds Account. The Borrower and OpCo shall not be permitted to direct the investment of any amounts on deposit in the Interest Reserve Account.

2.3    Acknowledgment of Security Interest; Control.    Pursuant to the Security Agreement and the Second Lien Security Agreement, in order to secure the Loans and the Notes, the Borrower and/or OpCo has pledged to, and created in favor of the First Lien Collateral Agent and the Second Lien Collateral Agent a security interest in and to, the Disbursement Agent Accounts (in the case of the Loans, excluding the Mezz Proceeds Account and in the case of the Notes, excluding the Bank Proceeds Account and the Interest Reserve Account), all Cash, Cash Equivalents, instruments, investments, securities entitlements and other securities or amounts at any time on deposit in or credited to the Disbursement Agent Accounts (in the case of the Loans, excluding the Mezz Proceeds Account and in the case of the Notes, excluding the Bank Proceeds Account and the Interest Reserve Account), and all proceeds of any of the foregoing. All moneys, Cash Equivalents, instruments, investments and securities at any time on deposit in or credited to any of the Disbursement Agent Accounts shall constitute collateral security for the payment and performance of the Loans and the Notes and shall at all times be subject to the control of the First Lien Collateral Agent and/or the Second Lien Collateral Agent, and shall be held in the custody of the securities intermediary or account bank.

2.4    The Borrower’s Rights.    Management of the Company Funds Account, the Bank Proceeds Account, the Mezz Proceeds Account, the Interest Reserve Account, the Construction Disbursement Account, the Construction Management Account shall, in each case, be in accordance with the provisions hereof; provided that disbursements from the Interest Reserve

Account shall be subject to Section 4.3 and disbursements from the Securities Accounts shall be subject to Section 4.1.

3.	Certain Responsibilities of the Disbursement Agent.

3.1    Disbursements from the Securities Accounts.    Except for the payments described in Section 3.3 and subject to Sections 3.5 and 4.1.3, the Disbursement Agent shall disburse or cause to be disbursed funds from the Securities Accounts in accordance with the Borrower’s Disbursement Requests after approval thereof in accordance with the terms hereof and only upon satisfaction (or waiver by the Administrative Agent) of the applicable conditions to disbursement set forth herein. For the avoidance of doubt, instructions from the Disbursement Agent for the payment of amounts described in Section 3.3 (other than Section 3.3.2) shall be given regardless of whether the conditions precedent to disbursement have been finalized or waived and regardless of whether an Event of Default has occurred or is continuing.

3.2    Transfer of Funds at Direction of the Administrative Agent and the Second Lien Collateral Agent. Subject to Sections 2.2.1 2.2.2, 3.3, 3.5, 4.1.3 and 4.3, but notwithstanding any other provision to the contrary in this Agreement, from and after the date the Disbursement Agent receives written notice from the Borrower, the Administrative Agent or the Second Lien Collateral Agent that an Event of Default exists until such time as the Disbursement Agent receives written notice from the Administrative Agent and/or Second Lien Collateral Agent that such Event of Default no longer exists, the Disbursement Agent shall not disburse or cause the disbursement of any funds from the Disbursement Agent Accounts and withdrawal and transfer of amounts from the Disbursement Agent Accounts shall be made only by the Administrative Agent or the Second Lien Collateral Agent, as applicable; provided, however, that any checks drawn on the Construction Disbursement Account for payments approved hereunder in connection with a prior Disbursement Request shall be honored to the extent of available funds on deposit therein notwithstanding the continuance of any such Event of Default; provided, further, that Disbursement Requests submitted by the Borrower hereunder solely for payments of insurance premiums on insurance policies required for the Project under the Loan Documents and the Second Lien Indenture and Taxes assessed against the Project or the Project site shall be honored to the extent of Disbursements necessary for payment of such amounts notwithstanding the continuance of any such Event of Default, unless and until the Administrative Agent or the Second Lien Collateral Agent shall have notified the Disbursement Agent that such Disbursements are not to be made or shall have issued a prohibition notice or a notice of sole control pursuant to an applicable Account Control Agreement.

3.3    Payment of Compensation.

3.3.1    Compensation of the Administrative Agent.    On the first Business Day after each anniversary of this Agreement, the Disbursement Agent shall instruct the securities intermediary or account bank to transfer the fees and any other amounts scheduled to be paid under Section 2.05(a) of the First Lien Credit Agreement from the Bank Proceeds Account directly to the Administrative Agent, which amount shall constitute compensation for services to be performed by the Administrative Agent during such year.

3.3.2    Compensation of the Second Lien Collateral Agent.    On the first Business Day after each anniversary of this Agreement, the Disbursement Agent shall instruct the securities intermediary or account bank under the Mezz Proceeds Account Control Agreement to transfer the fees and any other amounts scheduled to be paid under Section 7.07 of the Second Lien Indenture from the Mezz Proceeds Account directly to the Second Lien Collateral Agent, which amount shall constitute compensation for services to be performed by the Second Lien Collateral Agent during such year; provided, however that following an Event of Default and during the continuance thereof and after the Second Lien Collateral Agent has given an Exclusive Control Notice (as defined in the Account Control Agreement), the Second Lien Collateral Agent may directly transfer the fees and any other amounts scheduled to be paid under Section 7.07 of the Second Lien Indenture from the Mezz Proceeds Account directly to the Second Lien Collateral Agent.

3.3.3    Compensation of the Disbursement Agent.    On the first Business Day after each anniversary of this Agreement, the Disbursement Agent shall instruct the securities intermediary or account bank (including under the Mezz Proceeds Account Control Agreement) to transfer the fees and any other amounts scheduled to be paid under the Agency Fee Letter ratably from the Bank Proceeds Account and the Mezz Proceeds Account directly to the Disbursement Agent, which amount shall constitute compensation for services to be performed by the Disbursement Agent during such year.

3.3.4    Power of Attorney.    The instructions contemplated by this Section 3.3 to be given by the Disbursement Agent shall be made without the requirement of obtaining any further consent or action on the part of the Borrower with respect thereto, and the Borrower hereby constitutes and appoints the Disbursement Agent its true and lawful attorney-in-fact solely and exclusively to give such instructions and, if applicable, make such disbursements, and this power of attorney shall be deemed to be a power coupled with an interest and shall be irrevocable.

3.4    Periodic Review.

3.4.1    Review by Disbursement Agent.    The Disbursement Agent shall act in good faith in the performance of its duties hereunder. Commencing upon execution and delivery hereof, the Disbursement Agent shall have the right, but shall have no obligation, to meet periodically at reasonable times upon reasonable advance notice with representatives of each of the Administrative Agent, the Second Lien Collateral Agent, the Borrower, the Construction Consultant and such other employees, consultants or agents as the Disbursement Agent shall reasonably request to be present for such meetings. In addition, the Disbursement Agent shall have the right, but shall have no obligation, at reasonable times during customary business hours and at reasonable intervals upon prior notice to review, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties hereunder, all information (including Construction Contracts) supporting any Disbursement Request and any certificates in support of any of the foregoing. The Disbursement Agent shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Loan Parties which are reasonably necessary or appropriate to permit it to perform its duties hereunder, including, without limitation, bills of sale, statements, receipts, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Project (excluding each of the foregoing which is subject to attorney client privilege or subject to confidentiality restrictions binding on the Loan Parties or their Subsidiaries). The rights of the Disbursement Agent under this Section 3.4 shall not be construed as an obligation, it being understood that the Disbursement Agent’s duty is solely limited to act upon certificates and Disbursement Requests submitted by the Borrower and instructions of the Administrative Agent and the Second Lien Collateral Agent (and, in the case of Section 3.3.2, invoices submitted by the Construction Consultant) hereunder, and the Disbursement Agent shall be protected in acting upon any Disbursement Request which appears to be valid on its face and to be duly executed by an authorized representative of the Borrower.

3.4.2    Review by Construction Consultant.    The Borrower shall and shall cause the Loan Parties to permit the Construction Consultant (acting as a representative for the Administrative Agent, the Second Lien Collateral Agent and the Disbursement Agent) to meet periodically at reasonable times during customary business hours and at reasonable intervals with representatives of the Loan Parties, the Construction Manager, the Architect and such other employees, consultants or agents as the Administrative Agent, the Second Lien Collateral Agent or the Construction Consultant shall reasonably request to be present for such meetings (it being understood that the parties intend, so far as reasonably practicable and without prejudice to any of the rights of the Disbursement Agent, the Administrative Agent or the Second Lien Collateral Agent under the Loan Documents and the Notes Documents to request more frequent meetings or meetings at different times, to coordinate such meetings to coincide with the schedule of monthly meetings established between the Borrower and the Construction Manager under the Construction Management Agreement). Subject to any restrictions imposed by Gaming Laws or Gaming Authorities and safety-related requirements, the Borrower shall and shall cause its Subsidiaries to permit the Construction Consultant (and in the case of clause (c), the Insurance Advisor) (a) to perform such inspections of the Real Property and the Project as the Construction Consultant deems reasonably necessary or appropriate in the performance of its duties on behalf of the Administrative Agent, the Second Lien Collateral Agent and the Disbursement Agent, (b) at reasonable times during customary business hours upon prior notice to review, to the extent it deems reasonably necessary or appropriate to permit it to perform its duties, to review and examine the Plans and Specifications and all shop drawings relating to the Project, and all information (including Construction Contracts) supporting the amendments to the Project Budget, amendments to any Construction Contracts, any Disbursement Request and any certificates in support of any of the foregoing, to inspect materials stored at any Mortgaged Property, the Project, or off-site facilities where materials designated for use in the Project are stored, and (c) to review the insurance required pursuant to the terms of the Loan Documents and the Notes Documents. The Borrower hereby authorizes the Administrative Agent, the Second Lien Collateral Agent, the Disbursement Agent and the Construction Consultant to contact any payee for purposes of confirming receipt of progress payments; provided that the Administrative Agent, the Second Lien Collateral Agent and the Disbursement Agent shall have no obligation to contact (or cause the Construction Consultant to contact) any payee to so confirm. In addition, the Administrative Agent, the Second Lien Collateral Agent and the Disbursement Agent (or the Construction Consultant on their behalf) shall be entitled to examine, copy and make extracts of the books, records, accounting data and other documents of the Loan Parties relating to the construction of the Project, including, without limitation, bills of sale, statements, receipts, Lien releases and waivers, contracts or agreements, which relate to any materials, fixtures or articles incorporated into the Project (excluding each of the foregoing which is subject to attorney client privilege or subject to confidentiality restrictions binding on the Loan Parties or their Subsidiaries). From time to time, at the reasonable request of the Administrative Agent, the Second Lien Collateral Agent, the Disbursement Agent or the Construction Consultant, the Borrower shall deliver to the Administrative Agent, the Second Lien Collateral Agent, the Disbursement Agent and the Construction Consultant a Project Schedule for the Project. Subject to any restrictions imposed by Gaming Laws or Gaming Authorities and safety-related requirements, the Borrower shall, and shall cause the Loan Parties to, reasonably cooperate with the Construction Consultant in assisting the Construction Consultant to perform its duties on behalf of the Administrative Agent, the Second Lien Collateral Agent and the Disbursement Agent and exercising its review and inspection rights hereunder to take such further steps as the Administrative Agent, the Second Lien Collateral Agent, the Disbursement Agent or the Construction Consultant reasonably may request in order to facilitate the performance of such obligations or the exercise of such rights.

3.5    Special Procedures for Unpaid Contractors.    If an Event of Default has occurred and is continuing, the Borrower agrees that the Disbursement Agent may, but shall not be obligated to, make or cause to be made advances and transfer (i) any or all sums in the Company Funds Account to the extent directed by the Administrative Agent, (ii) any or all sums in the Bank Proceeds Account to the extent directed by the Administrative Agent or (iii) any or all sums in the Mezz Proceeds Account to the extent directed by the Second Lien Collateral Agent; provided that the Disbursement Agent may continue to make advances and transfers out of the Mezz Proceeds Account under this Section 3.5 without the consent of the Second Lien Collateral Agent until such time as the Second Lien Collateral Agent has given an Exclusive Control Notice (as defined in the Account Control Agreement), in each case directly into the account of (a) any Contractor for amounts due and owing to such Contractor under the relevant Construction Contract or (b) any other subcontractors, vendors or materialsmen, in each case in payment of amounts due and owing to such parties from the Loan Parties without further authorization from the Borrower and, upon the occurrence and continuation of an Event of Default, the Borrower hereby constitutes and appoints the Disbursement Agent its true and lawful attorney-in-fact to make or cause the making of such direct payments and this power of attorney shall be deemed to be a power coupled with an interest and shall be irrevocable; provided that the Disbursement Agent shall not exercise its rights under this power of attorney except to make payments (x) as directed by the Borrower pursuant to a Disbursement Request or (y) in accordance with Section 4.1.3. No further direction or authorization from the Borrower shall be necessary to warrant or permit the Disbursement Agent to make or cause the making of such advances in accordance with the foregoing sentence. The Disbursement Agent shall consult with, and may (but shall not be obligated to) seek direction from, the Construction Consultant in making any advances or transfers under this Section 3.5. Provided that the Disbursement Agent shall utilize commercially reasonable practices in the performance of its duties hereunder, the Disbursement Agent shall have no liability for any advances or transfers made in accordance with this Section 3.5.

4.	Disbursements.

4.1    Procedure for Approving Disbursements.

4.1.1    Disbursement Requests.

(a)    The Borrower shall have the right from time to time, no more frequently than once per calendar month, to submit to the Disbursement Agent and the Construction Consultant a request for the disbursement of funds from the applicable Securities Accounts (in accordance with Section 4.2) substantially in the form of Exhibit A-1 (a “Disbursement Request”), together with the exhibits and attachments thereto, on or prior to the Closing Date and no later than fourteen (14) Business Days prior to any subsequent Disbursement Request Date.

(b)    If all or any portion of the applicable Disbursement Request satisfies the requirements of Section 4.1.2, (i) within ten (10) Business Days following submission of such complete and final Disbursement Request, the Construction Consultant shall deliver to the Disbursement Agent a complete and executed certificate substantially in the form of Exhibit A-2, together with the exhibits and attachments thereto; provided that the Borrower shall provide all other documentation reasonably requested by the Disbursement Agent after submission of such Disbursement Request and such ten (10) Business Day period may be extended solely to the extent the Construction Consultant reasonably requires additional time to review any information provided subsequent to delivery of the Disbursement Request, and (ii) within three (3) Business Days following submission of such complete and final Disbursement Request and following submission of the Construction Consultant’s certificate described in clause (i) above, to the extent set forth in such Disbursement Request, the Disbursement Agent shall transfer or cause to be transferred funds in the amount specified in such Disbursement Request to the Construction Disbursement Account and/or Cash Management Account, as specified in such Disbursement Request; provided that amounts requested to be transferred to the Construction Disbursement Account and the Cash Management Account on the Closing Date shall be deposited directly into such account from the proceeds of the Loans and Units (ratably) made on the Closing Date.

(c)    The Disbursement Agent and the Construction Consultant shall notify the Borrower, the Administrative Agent and the Second Lien Collateral Agent in writing (including via e-mail) as soon as reasonably possible (and in any event within ten (10) Business Days following submission of the applicable Disbursement Request) if either of them determines that any Disbursement Request fails to satisfy the requirements of Section 4.1.2, which notice shall describe the nature of such failure with reasonable specificity. In addition, in the event that the Borrower obtains additional information or documentation or discovers any errors in or updates required to be made to any Disbursement Request prior to the Disbursement Request Date, the Borrower may, revise and resubmit such Disbursement Request to the Disbursement Agent and the Construction Consultant. Each of the Disbursement Agent and the Construction Consultant shall use commercially reasonable efforts to review such supplemental Disbursement Request prior to the foregoing review deadline. The Borrower shall not be entitled to any Disbursement unless and until a final, executed Disbursement Request, with all exhibits and attachments thereto, has been properly completed and submitted to the Disbursement Agent and the Construction Consultant in accordance with this Section 4.1 and the Construction Consultant has provided the certificate and supporting Construction Consultant’s report in respect of such Disbursement Request required under this Section 4.1; provided that in the event that the Construction Consultant approves only a portion of the payments or disbursements requested by the Disbursement Request or, if based on its review of the Disbursement Request, the Disbursement Agent finds any errors or inaccuracies in the Disbursement Request, but the Disbursement Request otherwise conforms to the requirements of this Agreement, the Disbursement Agent shall (A) notify the

Borrower thereof, (B) revise (to the extent it is able to do so and with the Borrower’s consent, which may be provided electronically) or request that the Borrower revise such certificates to remove the request for the disapproved payment and/or rectify any errors or inaccuracies and (C) confirm the requested Disbursement Request after making the required revisions (or receiving from the Borrower the revised certificates) on the basis of the certificates and supporting Construction Consultant’s certificate as so revised.

4.1.2    Conditions to Disbursements.    The Disbursement Agent’s compliance with a Disbursement Request as provided in Section 4.1.1 shall be subject to the following conditions. Upon satisfaction (or waiver by the Administrative Agent) of the conditions described below, the Disbursement Agent shall make or cause to be made the Disbursements specified in the corresponding Disbursement Request in accordance with Section 4.1.1:

(a)    The Borrower shall have submitted to the Disbursement Agent and the Construction Consultant a Disbursement Request as provided for herein pertaining to the amounts requested for disbursement, together with (i) all schedules thereto substantially in the form contemplated thereby; (ii) all Lien releases and waivers required to be attached under clause (c) of such Disbursement Request; (iii) a certification by the Borrower that the Substantial Completion Date is expected to occur on or before the Scheduled Completion Date (as modified pursuant to Section 6.11) and the Opening Date is expected to occur on or before the Scheduled Opening Date (as modified pursuant to Section 6.11), in each case to the extent such milestone date has not already occurred; and (iv) the certifications of the Construction Manager and the Architect substantially in the form of Exhibits 1 and 2 to the Disbursement Request, to the extent required pursuant to the terms of the Disbursement Request;

(b)    The requirements set forth in Exhibit A-2 have been satisfied such that the Construction Consultant is able to deliver such certificate;

(c)    The Administrative Agent, the Second Lien Collateral Agent, the Disbursement Agent and the Construction Consultant shall have received copies of the Energy Services Agreement if executed after the most recent Disbursement Request submitted prior to the current Disbursement Request, together with a Consent signed by the counterparty to such Energy Services Agreement;

(d)    With respect to any Disbursement Request issued after the Closing Date, the Borrower shall have caused each applicable Title Company to have delivered to the Administrative Agent, the Second Lien Collateral Agent, the Disbursement Agent and the Construction Consultant an updated title search identifying all Liens of record through a date reasonably acceptable to the Disbursement Agent that is reasonably close to the applicable Disbursement Request Date confirming that there are no intervening Liens or encumbrances which may then or thereafter take priority over the Lien of each Mortgage, other than the Permitted Liens described in Section 6.2 of the First Lien Credit Agreement and any other exceptions to title that are reasonably acceptable to the Administrative Agent;

(e)    The Borrower shall have delivered to the Construction Consultant a written inventory substantially in the form of Schedule 3 to the Borrower’s Disbursement Request identifying all materials, machinery, fixtures, furniture, equipment or other items purchased or manufactured for incorporation into the Project with a value of $5,000,000 or more but which, at the time of the Disbursement Request, (x) are not located at the Project site and for which the Borrower has paid or intends to pay with the proceeds of the Disbursement all or a portion of the purchase price, or (y) are located at the Project site but are not expected to be incorporated into the Project within a reasonable period time (but in any event, not to exceed one-hundred eighty (180) days unless otherwise approved by the Construction Consultant) after such Disbursement Request and for which the Borrower has paid or intends to pay with the proceeds of the Disbursement all or a portion of the purchase price (such materials, the “Unincorporated Materials”) and including the value thereof, together with evidence reasonably satisfactory to the Construction Consultant that the following conditions have been satisfied with respect to such Unincorporated Materials:

(i)    all Unincorporated Materials for which full payment has previously been made or is being made with the proceeds of the Disbursement to be disbursed are, or will be upon full payment, be owned by a Loan Party, as evidenced by the bills of sale, certificates of title or other evidence reasonably satisfactory to the Construction Consultant;

(ii)     the Unincorporated Materials are consistent with the Plans and Specifications, to the extent applicable;

(iii)    all Unincorporated Materials are properly inventoried, securely stored, protected against theft and damage at the Project site or at such other location which has been specifically identified by its complete address to the Construction Consultant (or if the Borrower cannot provide the complete address of the current storage location, the Borrower shall list the name and complete address of the applicable contracting party supplying or manufacturing such Unincorporated Materials);

(iv)    all Unincorporated Materials are adequately insured against casualty, loss and theft for an amount equal to their replacement costs under policies required under the Loan Documents and the Notes Documents;

(v)    the amounts paid by the Loan Parties in respect of contract deposits for Unincorporated Materials are not more than 30% of each respective total contract value; provided that (i) the Disbursement Agent, in consultation with the Construction Consultant, at the request of the Borrower, may in its reasonable discretion from time to time agree to increase such 30% threshold, and (ii) from the date hereof until such time as this Agreement is terminated pursuant to Section 10 hereof, the Borrower may exceed such 30% threshold by no more than $5,000,000 in the aggregate without receiving the approval of the Disbursement Agent as specified in clause (i) above; and

(vi)    the Construction Consultant shall have confirmed the accuracy of the certification required in subparagraph (iii) above, and in connection therewith the Construction Consultant may, but shall not be required to (unless requested to do so by the Disbursement Agent and/or the Architect), visit the site of and inspect the Unincorporated Materials at the Borrower’s expense;

(f)    No responsible officer of the Disbursement Agent shall have received a written certification (including a Disbursement Request) from the Borrower (i) that a Default or an Event of Default exists and remains uncured (other than any Default that is being cured by such Disbursement) or (ii) of any material error, inaccuracy, misstatement or omission of material fact in any Disbursement Request or in any exhibit or attachment thereto;

(g)    The Borrower shall have paid or arranged for payment out of the requested Disbursement of all fees and expenses then due and payable under the Loan Documents and Notes Documents, as certified by the Borrower to the Disbursement Agent;

(h)    With respect to each Disbursement Request other than the first Disbursement Request issued hereunder, the Borrower shall have certified to the Disbursement Agent on the date of each Disbursement (i) that the amounts previously drawn by the Borrower from the Construction Disbursement Account and/or the Cash Management Account, as applicable, to pay Hard Costs have, in fact, been used to pay Hard Costs in accordance with the Project Budget (or have been deposited back into the Construction Disbursement Account and/or the Cash Management Account) and (ii) that (A) the amounts previously drawn by the Borrower from the Construction Disbursement Account and/or the Cash Management Account, as applicable, to pay Project Costs (other than Hard Costs) have, in fact, been used to pay Project Costs (other than Hard Costs) in accordance with the Project Budget (or have been deposited back into the Construction Disbursement Account and/or the Cash Management Account) and (B) after giving effect to the requested Disbursement, the balance in the Construction Disbursement Account will not exceed the amount required to pay Project Costs then due and payable as specified in the applicable Disbursement Request and/or the balance in the Cash Management Account will not exceed the maximum dollar thresholds permitted from time to time under Section 2.2.5, as applicable;

(i)    The Borrower shall be in compliance with Section 5.17 of the First Lien Credit Agreement, as certified by the Borrower in the relevant Disbursement Request;

(j)    Each of the following conditions precedent shall have been satisfied or waived:

(i)    each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects only as of such earlier date; and

(ii)    no Default or Event of Default shall have occurred and be continuing on such date or immediately after giving effect to the Disbursements requested to be made on such date (other than any Default that is being cured by such Disbursement).

The Disbursement Agent and the Construction Consultant shall be entitled to rely upon the certifications of the Borrower, the Construction Manager and the Architect in the relevant Disbursement Request in determining that the conditions specified in Sections 4.1.2(a) through 4.1.2(k) (other than Section 4.1.2(g)) have been satisfied unless the Disbursement Agent shall have received further certifications indicating that prior certifications are inaccurate.

4.1.3    Non-Satisfaction of Conditions; Direct Payment by Disbursement Agent.    In the event that any of the conditions of Section 4.1.2 described above has not been satisfied or waived by the Administrative Agent in respect of any Disbursement Request and so long as such conditions are not satisfied or waived by the Administrative Agent (for the purposes of which determination the Disbursement Agent shall in all cases be entitled to rely solely upon the certificates and attachments thereto provided to the Disbursement Agent in accordance with the terms of this Agreement), the Disbursement Agent shall not disburse or cause to be disbursed any funds from the Securities Accounts pursuant to a Disbursement Request; provided, however, that, if an Event of Default has occurred and is continuing, the Disbursement Agent shall, to the extent instructed by the Administrative Agent in its reasonable judgment (acting in consultation with the Construction Consultant) and irrespective of whether the Borrower has submitted a Disbursement Request, make or cause to be made at any time payments from amounts credited to the Bank Proceeds Account and/or the Company Funds Account for amounts due to Contractors, the Construction Consultant or otherwise in respect of Project Costs or to prevent the condition of the Project from deteriorating or to preserve any work completed; provided further, however, that, if an Event of Default has occurred and is continuing, the Disbursement Agent shall, to the extent instructed by the Second Lien Collateral Agent in its reasonable judgment (acting in consultation with the Construction Consultant) and irrespective of whether the Borrower has submitted a Disbursement Request, make or cause to be made at any time payments from amounts credited to the Mezz Proceeds Account for amounts due to Contractors, the Construction Consultant or otherwise in respect of Project Costs or to prevent the condition of the Project from deteriorating or to preserve any work completed; provided further that the Disbursement Agent may continue to make advances and transfers out of the Mezz Proceeds Account under this Section 4.1.3 without the consent of the Second Lien Collateral Agent until such time as the Second Lien Collateral Agent has given an Exclusive Control Notice (as defined in the Account Control Agreement).

4.2    Allocations Among Accounts.    All Disbursements of funds from the Bank Proceeds Account, the Mezz Proceeds Account and the Company Funds Account to the Construction Disbursement Account or the Cash Management Account (or directly to pay Project Costs in accordance with Sections 3.2, 3.5, or 4.1.3, and any reimbursement to the Borrower under Section 4.4) at any time shall be made in the following order of priority:

(a)    First, from the funds on deposit at such time in the Company Funds Account, if any, until such funds are exhausted. Unless and until an Event of Default has occurred and is continuing, the withdrawals contemplated by this Section 4.2(a) to be made from the Company Funds Account by the Disbursement Agent shall be made without the requirement of obtaining any further consent or action on the part of the Borrower with respect thereto, and the Borrower hereby constitutes and appoints the Disbursement Agent its true and lawful attorney-in-fact solely and exclusively to make such withdrawals; and

(b) Second, 70.47% from funds on deposit at such time in the Bank Proceeds Account and 29.53% from funds on deposit at such time in the Mezz Proceeds Account, until such funds are exhausted. Unless and until an Event of Default has occurred and is continuing, the withdrawals contemplated by this Section 4.2(b) to be made from the Bank Proceeds Account and the Mezz Proceeds Account by the Disbursement Agent shall be made without the requirement of obtaining any further consent or action on the part of the Administrative Agent or the Second Lien Collateral Agent with respect thereto, and each of the Administrative Agent and the Second Lien Collateral Agent hereby constitutes and appoints the Disbursement Agent its true and lawful attorney-in-fact solely and exclusively to make such withdrawals.

4.3    Interest Payments.    On or before each Interest Payment Date during the first 21-months after the Closing Date, the Administrative Agent shall inform the Disbursement Agent of the amount of interest required to be paid on such Interest Payment Date with respect to the Loans. On or before each such Interest Payment Date, the Disbursement Agent shall make or cause to be made payment to the Administrative Agent on such Interest Payment Date from amounts on deposit in or credited to the Interest Reserve Account of the amount so required to be paid on such Interest Payment Date, and such payments may be made without the requirement of obtaining any further consent or action on the part of the Borrower with respect thereto, and the Borrower hereby constitutes and appoints the Disbursement Agent its true and lawful attorney-in-fact to make such payments and this power of attorney shall be deemed to be a power coupled with an interest and shall be irrevocable. The Borrower acknowledges that nothing in this Section 4.3 shall in any way exonerate or diminish its obligation to make all payments under the Loan Documents as and when due.

4.4    Borrower’s Payment and Reimbursement of Previously Funded Project Costs.    If, at any time after the Closing Date, the Borrower shall be unable to satisfy the conditions precedent to any disbursement set forth in this Section 4, the Borrower shall be entitled to pay Project Costs then due and owing from other funds available to the Borrower and to later seek reimbursement of such Project Costs from the Securities Accounts, as part of a Disbursement Request as and when permitted in accordance with the terms of this Agreement at the time (if any) that the Borrower is able to satisfy the conditions precedent to disbursement set forth in this Section 4. Notwithstanding anything to the contrary in this Agreement, in any Account Control Agreement or in any Financing Agreement, at any time after the Closing Date, the Borrower shall be entitled to pay Project Costs then due and owing from funds available to the Borrower outside of the Disbursement Agent Accounts (regardless of whether the conditions precedent to any disbursement set forth in this Section 4 may be satisfied).

4.5    Repayment of Funds Following Final Completion.    Within ninety (90) days of the Final Completion Date, the Borrower shall instruct the Disbursement Agent, on behalf of the Borrower, to make any mandatory prepayments required pursuant to Section 2.10(e) of the First Lien Credit Agreement (net of any remaining Disputed Amounts or Retainage Amounts).

4.6    Final Disbursement.    After the Final Completion Date, the Disbursement Agent shall disburse or cause the disbursement of all remaining funds in the Disbursement Agent Accounts, if any, to the Borrower’s account specified in writing by the Borrower to the Disbursement Agent (and upon such disbursements the Borrower shall be permitted to close the Disbursement Agent Accounts).

5.    Representations and Warranties.    The Borrower represents and warrants on the Closing Date and the date of each Disbursement, for the benefit of the Disbursement Agent, the Administrative Agent and the Second Lien Collateral Agent as follows:

5.1    In-Balance.    The Borrower is in compliance with Section 5.17 of the First Lien Credit Agreement.

5.2    Sufficiency of Interests and Project Documents.    Other than those services to be performed and materials to be supplied that can be reasonably expected to be commercially available when and as required, the Loan Parties own or hold under lease all of the property interests necessary to develop, construct, complete, own and operate the Project on the applicable Mortgaged Property and in accordance with all material Laws, and material Applicable Permits and the Project Schedule and as contemplated in the Loan Documents, the Notes Documents and the Project Documents.

5.3    Project Budget.    The Project Budget (a) is, as of the Closing Date, based on assumptions believed by the Company to be reasonable at the time made as to all legal and factual matters material to the estimates set forth therein and is, as of the Closing Date consistent with the provisions of the Loan Documents, the Notes Documents and the Project Documents in all material respects, (b) as of the Closing Date sets forth, for each Line Item, the total costs anticipated to be incurred after the Closing Date to achieve the Final Completion Date promptly following the Scheduled Completion Date, and (c) as of the Closing Date sets forth a total amount of Project Costs, including contingencies, which is less than or equal to the Available Construction Funds.

5.4    Force Majeure.    As of the Closing Date, except as would not reasonably be expected to have a Material Adverse Effect, neither the business nor the properties of any Loan Party is affected by any Force Majeure Event.

5.5    Project Schedule.    The Project Schedule accurately specifies in summary form the work that the Borrower proposes to be completed in each calendar quarter from the Closing Date through the Scheduled Completion Date of the Project, all of which the Borrower reasonably expects to be achieved.

5.6    Plans and Specifications.    The Plans and Specifications (a) are, to the Borrower’s knowledge, as of the Closing Date, based on reasonable assumptions as to all legal and factual matters material thereto, (b) are, and, except to the extent permitted in Section 6.3, will be from time to time, consistent with the provisions of the Loan Documents, the Notes Documents and the Project Documents in all material respects, (c) have been prepared in good faith, and (d) fairly represent the Borrower’s expectation as to the matters covered thereby. The Final Plans and Specifications, if any, (i) have been prepared in good faith, and (ii) are accurate in all material respects and fairly represent the Borrower’s reasonable expectation as to the matters covered thereby.

6.    Covenants.    The Borrower covenants and agrees, with and for the benefit of the Disbursement Agent, the Administrative Agent and, the Second Lien Collateral Agent, to comply with each of the following provisions:

6.1    Amendments to Project Budget.    The Project Budget for the Project may be amended from time to time only in the manner set forth herein. Subject to the provisions of this Section 6.1, the Borrower shall have the right from time to time to amend the Project Budget without consent of the Construction Consultant or any party to this Agreement to increase, decrease or reallocate the amounts allocated for specific Line Items in accordance with the provisions hereof. In addition, to the extent that, at any time, the Remaining Costs for a particular Line Item of the Project Budget shall exceed the Remaining Budgeted Amount with respect to such Line Item, the Borrower shall amend the Project Budget in accordance with the provisions hereof to eliminate such excess. Notwithstanding anything herein to the contrary, the “Project Contingency” Line Item may not be reduced below the Required Contingency, and the “Working Capital Contingency” Line Item may not be reduced below the Required Working Capital Contigency. With respect to any amendment to the Project Budget, for each applicable Line Item being amended, the Remaining Budgeted Amount must equal or exceed the Remaining Costs contemplated by such Line Item.

6.1.1    Sources of Funds for Line Item Increases.    A Line Item in the Project Budget may be increased or an additional line item category may be added to the Project Budget only if the funds for such increase are made available in the Project Budget from one of the following:

(a)    an increase in Realized Savings from another Line Item;

(b)    the reduction of the “Project Contingency” Line Item in the Project Budget, provided, however, that the “Project Contingency” Line Item may not be reduced below the Required Contingency; provided that any such reduction may be used for purposes other than Hard Costs; or

(c)    Equity Contributions or other funds in the Company Funds Account.

6.1.2    Project Budget Amendment Process.    Any amendment to the Project Budget shall be in writing. Any such amendment shall identify with reasonable particularity (a) the Line Item to be increased or decreased (if any), (b) the amount of the increase or decrease (if any), (c) in the event of an increase in a construction Line Item, the source proposed to be utilized to pay for the increase in accordance with Section 6.1.1, and (d) in the case of a decrease in a construction Line Item, the Realized Savings in the amount of such decrease, or (e) the additional line item category. The parties acknowledge that a portion of any cost reduction achieved with respect to the work performed under a Construction Contract may be payable to the Construction Manager or another Contractor under such Construction Contract (subject to the conditions contained in the Construction Management Agreement or such other Construction Contract with respect to application of savings) and that in such case the entire reduction may not become Realized Savings. The “Construction Improvements” Line Item may be reduced only upon obtaining, and in the amount of, Realized Savings. Any amounts of Realized Savings, contingency amounts or previously allocated reserves so identified for use in connection with a particular Line Item thenceforth shall be deemed dedicated to the particular Line Item, unless and until the Project Budget is amended to reduce the amounts budgeted for the Line Item of the Project Budget.

6.1.3    Project Budget Amendment Certificate.    The Borrower shall submit the Project Budget amendment to the Disbursement Agent, the Administrative Agent and the Second Lien Collateral Agent, with a copy to the Construction Consultant, by an Officers’ Certificate in the form of Exhibit C (a “Project Budget Amendment Certificate”), together with the certificates of the Construction Manager and the Construction Consultant as provided substantially in the form of Exhibits 1 and 2 to the Project Budget Amendment Certificate. Upon submission of such Project Budget Amendment Certificate, together with the Exhibits thereto, such amendment shall become effective hereunder, and the Project Budget for the Project shall thereafter be as so amended.

6.2    Construction Contracts.    The Loan Parties may from time to time enter into Construction Contracts and amendments to Construction Contracts consistent with the Plans and Specifications and the Project Budget, as each is in effect from time to time.

6.3    Final Plans and Specifications; Scope Changes.    The Borrower shall not construct or permit to be constructed any material portion of the Project except in substantial conformance with the Final Plans and Specifications for such portion of the Project. The Borrower shall not, and shall not permit its Subsidiaries to, direct, consent to or enter into any Scope Change if such Scope Change (a) will increase the amount of Project Costs, unless the Borrower amends the Project Budget as provided in Section 6.1 so that, after giving effect to the proposed Scope Change, the Borrower shall be in compliance with Section 5.17 of the First Lien Credit Agreement, or (b) will materially modify the Final Plans and Specifications or cause any Plans and Specifications to become Final Plans and Specifications, unless such Final Plans and Specifications, as amended, or any Plans and Specifications which will become Final Plans and Specifications have been delivered to the Construction Consultant together with a Final Plans and Specifications Amendment Certificate substantially in the form of Exhibit E delivered to the Administrative Agent and the Second Lien Collateral Agent, with a copy to the Disbursement Agent and the Construction Consultant; provided that the foregoing submittals and certificates shall not be required prior to entering into De Minimus Scope Changes so long as the information and submittals that would otherwise be required pursuant to this Section 6.3 are provided to the Disbursement Agent and Construction Consultant concurrently with or prior to the next succeeding Disbursement Request; provided that the aggregate absolute value of all such De Minimus Scope Changes may not exceed $10,000,000. The Borrower shall maintain at the Project site a complete set of Final Plans and Specifications, as in effect from time to time.

6.4    Project Schedule Certificate.    The Borrower shall submit an Officers’ Certificate in the form of Exhibit B (a “Project Schedule Certificate”) to the Administrative Agent, the Second Lien Collateral Agent, the Disbursement Agent and the Construction Consultant on a monthly basis after the Closing Date concurrently with the delivery of the Disbursement Request submitted for the applicable month. Each Project Schedule Certificate shall include a Project Schedule current as of the date of the Disbursement Request and shall set forth, for each Line Item in the Project Budget, each of the items required on Schedule 1 to Exhibit B. In addition, the Borrower shall deliver to the Administrative Agent, the Second Lien Collateral Agent, the

Disbursement Agent and the Construction Consultant any backup documentation or other information with respect to the items on the Project Schedule from time to time as reasonably requested by the Administrative Agent, the Second Lien Collateral Agent, the Disbursement Agent or the Construction Consultant.

6.5    Notice that the Opening Date has Occurred.    Within thirty (30) days after the Opening Date of the Project, the Borrower shall deliver an Officers’ Certificate in the form of Exhibit I to the Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent and the Construction Consultant to the effect that the conditions to the Opening Date have been satisfied, together with a certificate from the Construction Consultant substantially in the form of Exhibit 1 to Exhibit I concurring with such certificate of the Borrower. The parties hereto acknowledge and agree that portions of the Project may be open for business prior to the occurrence of the Opening Date as determined by the Borrower in the exercise of its reasonable and prudent discretion.

6.6    Application of Casualty Event Proceeds.

6.6.1    Prior to the Closing Date, if any Casualty Event is in existence or shall occur with respect to the Project, the Borrower shall deliver to the Disbursement Agent, the Administrative Agent and the Second Lien Collateral Agent an Officers’ Certificate to the effect that such Casualty Event has been fully remediated; provided that if such Casualty Event has not been fully remediated, the Borrower shall comply with Section 6.6.2 below as if such Casualty Event occurred after the Closing Date.

6.6.2    After the Closing Date, if any Casualty Event shall occur with respect to the Project, the Borrower shall (a) promptly upon discovery or receipt of notice thereof provide written notice with respect to any Casualty Event over $5,000,000 to the Disbursement Agent, the Administrative Agent and the Second Lien Collateral Agent, and (b) diligently pursue (or cause the applicable Loan Party to pursue) on a commercially reasonable basis all its rights to compensation against all relevant insurers, reinsurers, Project Document counterparties and/or Governmental Authorities, as applicable, in respect of such Casualty Event to the extent that the Borrower (or any other Loan Party) has a reasonable basis for a claim for compensation or reimbursement, including, without limitation, under any insurance policy required to be maintained hereunder or under the First Lien Credit Agreement. All amounts and proceeds (including instruments) in respect of any Casualty Event with respect to the Project, including the proceeds of any insurance policy required to be maintained by any Loan Party hereunder or under the First Lien Credit Agreement (collectively, the “Loss Proceeds”) in respect of any such Casualty Event received prior to the Substantial Completion Date shall be applied as provided in this Section 6.6.2. The Borrower shall cause all such Loss Proceeds to be paid by the insurers, reinsurers, counterparties, Governmental Authorities or other payors to be paid directly to the Disbursement Agent for deposit in the Company Funds Account. If any such Loss Proceeds are paid directly to the Borrower, any Subsidiary of the Borrower, the Administrative Agent or the Second Lien Collateral Agent, (i) such Loss Proceeds shall be received in trust for the Disbursement Agent, (ii) such Loss Proceeds shall be segregated from other funds of the Borrower or such other Person, and (iii) the Borrower or such other Person shall pay (or, if applicable, the Borrower shall cause such of its Subsidiaries to pay) such Loss Proceeds over to the Disburse-

ment Agent in the same form as received (with any necessary endorsement) for deposit in the Company Funds Account. Any such Loss Proceeds deposited into the Company Funds Account shall be applied (1) to the extent required under the First Lien Credit Agreement, to prepay the Loans, (2) to the extent required under the Second Lien Indenture, to prepay the Notes or (3) otherwise, to pay Project Costs pursuant to the requirements of Section 4.

6.7    Notices.    Promptly upon a Responsible Officer obtaining knowledge thereof, the Borrower shall provide to the Disbursement Agent, the Construction Consultant, the Administrative Agent and the Second Lien Collateral Agent written notice of:

(a)    any event, occurrence or circumstance which reasonably would be expected to cause the Borrower not to be in compliance with Section 5.17 of the First Lien Credit Agreement or render the Loan Parties incapable of, or prevent the Loan Parties from (i) achieving the Opening Date on or before the Scheduled Opening Date or the Substantial Completion Date on or before the Scheduled Completion Date or (ii) meeting any material obligation under the Material Agreements as and when required thereunder;

(b)    any termination or event of default or notice thereof under any Material Agreement; and

(c)    Substantial Completion” or “Final Completion” certificates or notices thereof delivered under any Material Agreement.

6.8    New Permits and Permit Modifications.    Within ten (10) Business Days following request therefor from the Disbursement Agent, the Borrower shall deliver to the Administrative Agent, the Second Lien Collateral Agent, the Construction Consultant and the Disbursement Agent copies of all material Applicable Permits that are obtained by any Loan Party after the Closing Date, and any material amendment, supplement or other modification to any Applicable Permit received by any Loan Party after the Closing Date.

6.9    Retainage Amounts.    The Borrower shall, and shall cause the other Loan Parties and each Contractor to, withhold as Retainage Amounts from each trade Contractor (other than mechanical trades) engaged by such Person in connection with the construction of the Project an amount equal to (i) with respect to each Construction Contract in effect on the Closing Date, the amount of retainage set forth thereunder, and (ii) with respect to each other Construction Contract, not less than ten (10%) of each payment made to such Contractor pursuant to such Construction Contract; provided, however, that at such time as such applicable trade Contractor shall have completed fifty percent (50%) of the work under its respective Construction Contract, the retainage withheld may be reduced from ten (10%) percent to five (5%) percent of the contract value as adjusted by change orders, if any; provided, further, that the Administrative Agent (in consultation with the Construction Consultant) may, at the Borrower’s request, agree to reduce the Retainage Amount for any particular Construction Contract if it determines such reduction to be reasonable under the circumstances; provided, further, that any and all Retainage Amounts under a Construction Contract shall be released within sixty (60) days after final acceptance by the Borrower, the Architect, the Construction Consultant and the Disbursement Agent (acting at the direction of the Administrative Agent) of the work provided under the applicable Construction Contract.

6.10    Utility Easement Modifications.    The Borrower shall use commercially reasonable efforts to cause all utility or other easements that would interfere in any material respect with the construction or maintenance of the improvements within the Project to be removed to permit construction of the Project in accordance with the Project Schedule.

6.11    Project Schedule Amendments.    The Borrower may, from time to time, amend the Project Schedule to change the Scheduled Opening Date and/or the Scheduled Completion Date by delivering to the Disbursement Agent, the Construction Consultant, the Administrative Agent and the Second Lien Collateral Agent a revised Project Schedule reflecting the new Scheduled Opening Date and/or Scheduled Completion Date, as applicable, and complying with the provisions of Section 6.1 with respect to the changes in the Project Budget that will result from such change of the Scheduled Opening Date and/or the Scheduled Completion Date; provided that the Scheduled Opening Date may not be extended beyond the Outside Opening Deadline.

6.12    Right to Post Signs; Publicity.    On the Administrative Agent’s request, the Borrower will allow Administrative Agent to share signage on the Mortgaged Property for the purpose of identifying Administrative Agent as the agent or lead bank for the construction financing for the Improvements. The form of such signage shall be subject to the prior approval of Borrower, such approval not to be unreasonably withheld or delayed. The Borrower shall permit the Administrative Agent to publicize its involvement and the involvement of the Lenders in the construction financing for the Improvements with the Borrower’s prior written approval (not to be unreasonably withheld or delayed).

6.13    Appraisals.    The Administrative Agent shall have the right to order new Appraisals of the Mortgaged Property from time to time prior to the Opening Date. The Borrower agrees upon demand to pay to the Administrative Agent the cost and expense for such Appraisals. The Borrower’s obligation to pay such cost and expense shall be limited to one Appraisal per year commencing on the first anniversary of the Closing Date, unless the Appraisal is ordered after the occurrence of a Default or is a Requirement of Law. The Borrower shall deliver a copy of all such Appraisals to the Second Lien Collateral Agent.

6.14    Services and Utilities.

6.14.1    The Borrower shall use commercially reasonable efforts to ensure that all utilities and related services necessary for the construction of the Project and the operation thereof for its intended purpose are, or when required, will be, available to the Property.

6.14.2    The Borrower shall have entered into the Energy Services Agreement and the CUP Land Lease no later than 90 days after the date hereof.

6.15    Receipt of CUP Refund.    Not later than the Scheduled Opening Date, the Borrower shall have received the CUP Refund.

6.16    Deposit of CUP Refund, OCIP Credits and Tax Credits.    Upon receipt of any cash proceeds representing each of the CUP Refund, OCIP Credits and/or the Tax Credits, the Borrower shall deposit such proceeds received into the Company Funds Account.

6.17    Disbursement Agent and Administrative Agent Not Responsible.    Notwithstanding anything to the contrary contained in this Agreement, other than receiving certificates provided for herein, none of the Administrative Agent, the Second Lien Collateral Agent or the Disbursement Agent shall have any obligations, and claim any responsibility, with respect to Sections 6.1 through 6.16.

7.    Events of Default.    Upon the occurrence of any of the following specified events (each an “Event of Default”):

(a)    the occurrence and continuation of an “Event of Default” under any other Loan Document;

(b)    any representation, warranty or certification confirmed or made herein or in any Disbursement Request or other certificate submitted with respect hereto by any Loan Party shall be found to have been incorrect in any material respect as of the date made;

(c)    the Borrower shall fail to perform or observe any of its obligations under Sections 6.1, 6.3, 6.11, or 6.16 and such default shall continue unremedied for a period of ten (10) Business Days after notice of such failure from the Disbursement Agent, the Administrative Agent or the Second Lien Collateral Agent to the Borrower;

(d)    the Borrower shall fail to perform or observe any of its obligations hereunder (other than those listed in clauses (a), (b) or (c) above) where such Default shall not have been remedied within thirty (30) days after notice of such failure from the Disbursement Agent, the Administrative Agent or the Second Lien Collateral Agent to the Borrower; or

(e)    the Borrower shall abandon the Project for a period in excess of sixty (60) days or otherwise cease to pursue the construction, development or operations of the Project for a period in excess of sixty (60) days;

the Administrative Agent (acting at the direction of the Required Lenders), the Second Lien Collateral Agent (acting at the direction of the majority of the holders of the Notes and solely to the extent permitted under the Intercreditor Agreement) and the Disbursement Agent (acting solely at the direction of the Administrative Agent (acting at the direction of the Required Lenders) and the Second Lien Collateral Agent (acting at the direction of the majority of the holders of the Notes and solely to the extent permitted under the Intercreditor Agreement) may, without further notice of default, presentment or demand for payment, protest or notice of non-payment or dishonor, or other notices or demands of any kind, all such notices and demands being waived (to the extent permitted by applicable law), exercise any or all rights and remedies at law or in equity (in any combination or order that the Administrative Agent may elect, subject to the foregoing), including without limitation or prejudice to the Administrative Agent’s, the Second Lien Collateral Agent’s or the Disbursement Agent’s other rights and remedies, (x) subject to the provisos in Section 3.2, refuse, and the Administrative Agent, the Second Lien Collateral Agent and the Disbursement Agent shall not be obligated, to make or cause to be made any Disbursements or make or cause to be made any payments from any Securities Account, and (y) exercise any and all rights and remedies available under any of the Loan Documents and the Notes Documents.

8.    Limitation of Liability.    The Disbursement Agent’s responsibility and liability under this Agreement shall be limited as follows: (a) the Disbursement Agent does not represent, warrant or guaranty to the Administrative Agent, the Second Lien Collateral Agent, the Lenders or the Second Lien Secured Parties the performance of the Borrower, the Construction Consultant, the Architect, any Contractor or provider of materials or services in connection with construction of the Project; (b) the Disbursement Agent shall have no responsibility to the Borrower, the Administrative Agent, the Second Lien Collateral Agent, the Lenders or the Second Lien Secured Parties as a consequence of performance by the Disbursement Agent hereunder except for any bad faith, gross negligence or willful misconduct of the Disbursement Agent or material breach of its obligations under this Agreement (as determined by a court of competent jurisdiction in a final and nonappealable judgment); (c) the Borrower shall remain solely responsible for all aspects of its business and conduct in connection with its property and the Project, including, but not limited to, the quality and suitability of the Plans and Specifications, the supervision of the work of construction, the qualifications, financial condition and performance of all architects, engineers, contractors, subcontractors, suppliers, consultants and property managers, the accuracy of all applications for payment, and the proper application of all disbursements; (d) the Disbursement Agent is not obligated to supervise, inspect or inform the Borrower, the Administrative Agent, the Second Lien Collateral Agent, the Contractors, the Architect or any third party of any aspect of the construction of the Project or any other matter referred to above; and (e) the Disbursement Agent owes no duty of care to the Borrower, the Construction Consultant, the Architect, any Contractor or any other Person to protect against, or to inform any such party against, any negligent, faulty, inadequate or defective design or construction of the Project. The Disbursement Agent shall have no duties or obligations hereunder except as expressly set forth herein (including with respect to review of the substantive terms and conditions of any contracts delivered to the Disbursement Agent), shall be responsible only for the performance of such duties and obligations, shall not be required to take any action otherwise than in accordance with the terms hereof and shall not be in any manner liable or responsible for any loss or damage arising by reason of any act or omission to act by it hereunder or in connection with any of the transactions contemplated hereby, including, but not limited to, any loss that may occur by reason of forgery, false representations or any other reason, except for its bad faith, gross negligence or willful misconduct or material breach of its obligations under this Agreement (as determined by a court of competent jurisdiction in a final and nonappealable judgment). The Disbursement Agent shall be deemed to have satisfied its obligations to make or cause to be made any Disbursement required hereunder upon the delivery of the applicable Disbursement Request or other written instruction, duly acknowledged by the Disbursement Agent, to the applicable securities intermediary or account bank (including under any applicable Account Control Agreement) in respect of the applicable Disbursement Agent Account or Disbursement Agent Accounts from which such Disbursement is to be made. The Disbursement Agent shall have no liability for the failure of any such securities intermediary or account bank to comply with such Disbursement Request or other written instructions. Copies of any Project Budget Amendment Certificate, Contract Amendment Certificate, Final Plan Amendment Certificate or Additional Contract Certificate that are provided to the Disbursement Agent pursuant to this Agreement or otherwise shall not be construed as requiring the Disbursement Agent’s approval of, nor shall the Disbursement Agent be liable or in any way responsible for, the Project Budget, Construction Contract or Final Plans and Specifications associated therewith. In addition, the Disbursement Agent shall have no responsibility to inquire into or determine the genuineness, authenticity, or suffi-

ciency of any certificates, documents or instruments submitted to it in connection with its duties hereunder, and shall be entitled to deem the signatures on any such certificates, documents or instruments submitted to it hereunder as being those purported to be authorized to sign such certificates, documents or instruments on behalf of the parties hereto and shall be entitled to rely (so long as such reliance is reasonable and in good faith) upon the genuineness of the signatures of such signatories without inquiry and without requiring substantiating evidence of any kind. To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against the Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent, each of their affiliates, and each of their and their affiliates’ officers, directors, agents and employees, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement, instrument or transaction contemplated hereby. The Disbursement Agent agrees to instruct the Construction Consultant to take the actions to be taken under this Agreement by the Construction Consultant. The Administrative Agent shall replace the Construction Consultant in accordance with the terms of the First Lien Credit Agreement if the Construction Consultant fails to perform its responsibilities hereunder. The Construction Consultant shall be required to act reasonably and in good faith in making determinations and carrying out its duties, rights and responsibilities hereunder.

9.    Indemnity.    The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), the Disbursement Agent, the Second Lien Collateral Agent and the Construction Consultant and each Related Party of any of the foregoing persons (each such person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all reasonable and documented, out-of-pocket losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of one counsel plus local counsel in each relevant jurisdiction for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any party hereto or any third party arising out of, in connection with, or as a result of any Indemnitee’s performance under this Agreement; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses that are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or result from a claim brought by Borrower or any other Loan Party against an Indemnitee for material breach in of such Indemnitee’s obligations hereunder or under any other Loan Document if Borrower has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction. The foregoing indemnities in this Section 9 shall survive the resignation or substitution of the Disbursement Agent, the Administrative Agent, the Second Lien Collateral and/or the Construction Consultant or the termination of this Agreement.

10.    Termination.    This Agreement shall terminate upon the earlier of (a) (x) “payment in full” of all Obligations in accordance with the terms of and as defined under the First Lien Credit Agreement and (y) “satisfaction and discharge” of the Notes issued under the Indenture, and (b) the substantial completion of the transfer and release of funds contemplated by Section 4.6; provided, however, that the obligations of the Borrower under Section 9 of this Agreement shall survive termination of this Agreement. Upon the termination of this Agreement pursuant to this Section 10, the Disbursement Agent shall no longer be permitted to withdraw amounts on deposit in any Disbursement Agent Account.

11.    Substitution or Resignation of the Disbursement Agent.

11.1    Procedure.    A resignation or removal of the Disbursement Agent and appointment of a successor Disbursement Agent shall become effective only upon the successor Disbursement Agent’s acceptance of appointment as provided in this Section 11.

11.1.1    The Disbursement Agent may resign in writing at any time and be discharged from all duties hereunder upon 30 days’ written notice to all parties hereto. The Administrative Agent (in consultation with the Second Lien Collateral Agent), acting in accordance with the First Lien Credit Agreement, may remove the Disbursement Agent as provided below by so notifying the Disbursement Agent and the Borrower in writing no less than 30 days prior to such removal, if:

(a)    the Disbursement Agent fails to comply with Section 11.3;

(b)    the Disbursement Agent is adjudged by a court of competent jurisdiction to be bankrupt or insolvent or an order for relief is entered by such court with respect to the Disbursement Agent under the Bankruptcy Code;

(c)    a custodian or receiver takes charge of the Disbursement Agent or its property; or

(d)    the Disbursement Agent becomes incapable of acting in its capacity as disbursement agent hereunder, in the judgment of the Administrative Agent.

11.1.2    If the Disbursement Agent resigns or is removed or if a vacancy exists in the office of Disbursement Agent for any reason, the Administrative Agent and the Second Lien Collateral Agent shall use reasonable efforts to promptly (but in no event later than 30 days after such resignation or removal) appoint a successor Disbursement Agent acceptable to the Borrower; provided that the Borrower shall not unreasonably withhold, or delay consent to any such successor.

11.1.3    If a successor Disbursement Agent does not take office within 30 days after the retiring Disbursement Agent resigns or is removed, the retiring Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent or the Borrower may petition any court of competent jurisdiction for the appointment of a successor Disbursement Agent; provided that until a successor Disbursement Agent has been so appointed, the Administrative Agent shall act as the Disbursement Agent hereunder.

11.1.4    A successor Disbursement Agent shall deliver a written acceptance of its appointment to the retiring Disbursement Agent, the Borrower, the Administrative Agent and the Second Lien Collateral Agent. Upon the earlier of (a) delivery of such written acceptance and (b) 30 days after delivery of such a resignation or removal notice, the resignation or removal of the retiring Disbursement Agent shall become effective, and any such successor Disbursement Agent shall have all the rights, powers and duties of the Disbursement Agent under this Agreement. The retiring Disbursement Agent shall promptly thereafter transfer all property held by it as Disbursement Agent to any such successor Disbursement Agent.

11.2    Successor Disbursement Agent by Merger, etc.    If the Disbursement Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Disbursement Agent.

11.3    Eligibility; Disqualification.    The Disbursement Agent shall be at all times a bank chartered under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trust power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $500,000,000 as set forth in its most recent published annual report of condition. At no time may the Disbursement Agent be disqualified under applicable Gaming Laws from acting in the capacity of Disbursement Agent hereunder.

12.    Miscellaneous.

12.1    Delay and Waiver.    No delay or omission to exercise any right, power or remedy accruing upon the occurrence of any Event of Default or any other breach or default by the Borrower under this Agreement shall impair any such right, power or remedy of the Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent or any Lender nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or in any similar breach or default thereafter occurring, nor shall any waiver of any single Event of Default or other breach or default be deemed a waiver of any other Event of Default or other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any of the Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent, the Second Lien Secured Parties or any Lender of any Event of Default or other breach or default under this Agreement, or any waiver on the part of any of the Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent, the Second Lien Secured Parties or any Lender of any provision or condition of this Agreement, must be in writing and shall be effective only to the extent in such writing specifically set forth. All remedies under this Agreement or by law or otherwise afforded to any of the Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent, the Second Lien Secured Parties or any Lender shall be cumulative and not alternative. The Administrative Agent (acting at the direction of the Required Lenders) and any other party hereto, on behalf of itself, may specifically waive any breach of this Agreement by any other party, but no such waiver shall be deemed to have been given unless such waiver is in writing, signed by the waiving party and specifically designates the breach waived, nor shall any such waiver constitute a continuing waiver of similar or other breaches, nor shall any such waiver constitute a waiver by any other party with respect to such breach.

12.2    Invalidity.    In case any provision of this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting or impairing the validity, legality or enforceability of any other provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

12.3    No Authority.    The Disbursement Agent shall not have any authority to, and shall not make any warranty or representation or incur any obligation on behalf of, or in the name of, the Administrative Agent or the Second Lien Collateral Agent.

12.4    Assignment.    This Agreement is personal to the parties hereto, and the rights and duties of any party hereunder shall not be assignable except with the prior written consent of the other parties; provided that if the Borrower’s obligations under the First Lien Credit Agreement are assigned with the consent of the Lenders in accordance therewith or in accordance with the First Lien Credit Agreement, the Borrower may assign its rights and obligations hereunder to the same assignee without additional consent. In any event, this Agreement shall inure to and be binding upon the parties and their successors and permitted assigns.

12.5    Benefit. The parties hereto and their respective successors and assigns, but no others, shall be bound hereby and entitled to the benefits hereof.

12.6    Gaming Authorities and Liquor Laws.    Each party hereto agrees to cooperate with the Gaming Authorities and Liquor Authorities in connection with the administration of their regulatory jurisdiction over the Loan Parties and their Subsidiaries, including, without limitation, the Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent and any applicable legal or regulatory restrictions, the provision of such documents or other information as may be requested by any such Gaming Authorities or Liquor Authorities relating to the Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent, any Loan Party, any Subsidiary of a Loan Party, the Project Documents or the Financing Documents. Notwithstanding any other provision of this Agreement, the Borrower and each Loan Party hereby consent to any such cooperation and disclosure by the Disbursement Agent, the Administrative Agent and the Second Lien Collateral Agent to any such Gaming Authorities or Liquor Authorities and releases such parties from any liability for any such cooperation or disclosure. The rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of the Gaming Laws and Liquor Laws and if prior approval of any Gaming Authorities or Liquor Authorities is required therefor, such approval shall be obtained.

12.7    Posting.    The Borrower and the Construction Consultant agree that the Administrative Agent may make the certificates delivered to the Disbursement Agent pursuant to the requirements of this Agreement available to the Lenders by posting such documents (the “Posted Documents”) on IntraLinks or a substantially similar electronic transmission system (the “Platform”). The Platform is provided “as is” and “as available.” The Administrative

Agent does not warrant the accuracy or completeness of the Posted Documents on the Platform, or the adequacy of the Platform and expressly disclaims liability for errors or omissions in such Posted Documents. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Administrative Agent in connection with the Posted Documents or the Platform. In no event shall the Administrative Agent or any of its Related Parties have any liability to any person for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Administrative Agent’s transmission of communications through the Internet, except to the extent the liability of such Person is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Person’s gross negligence, willful misconduct or material breach in bad faith of such Person’s obligations under this Agreement as determined in a final and non-appealable judgment by a court of competent jurisdiction.

12.8    Entire Agreement; Amendments.    This Agreement (together with the other Loan Documents and Notes Documents) contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and commitments, whether oral or written. This Agreement may be amended only by a writing signed by the Borrower, the Administrative Agent (acting at the direction of the Required Lenders) and the Disbursement Agent; provided that any amendments to Sections 4.2, 6.1.1 and 6.17 shall require the consent of the Second Lien Collateral Agent. In the event of any conflict between the terms of this Agreement and the terms of the First Lien Credit Agreement, the terms of this Agreement shall control in the absence of manifest error.

12.9    Notices.    All notices, requests and demands to or upon the respective parties hereto or the Construction Consultant to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of facsimile notice, when received, or in the case of email, when received (or in the case of email not received on a Business Day or after business hours on a Business Day, on the next succeeding Business Day) addressed as follows or to such other address as the applicable parties may hereafter notify to the other parties:

Borrower:

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Telephone: (609) 390-0003

Email: kevin@revelentertainment.com

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue, 34th Floor

Los Angeles, California 90071

Attention: David Reamer, Esq.

Facsimile: (213) 621-5052

Telephone: (213) 687-5052

Email: david.reamer@skadden.com

Administrative Agent:	JPMorgan Chase Bank, N.A. 383 Madison Avenue New York, New York 10179 Attention: Mohammad Hasan Facsimile: (646) 534-0574 Email: mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A. 10 South Dearborn, Floor 19 Chicago, IL 60603-2003 Attention: James Imbeau Facsimile: (312) 325-5055 james.l.imbeau@chase.com

Disbursement Agent:

JPMorgan Chase Bank, N.A.

201 North Central Avenue, 14th Floor

(AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

in the case of the Administrative Agent or the Disbursement Agent, with copies to:	JPMorgan Chase Bank, N.A. 1111 Fannin Street, Floor 10 Houston, TX 77002-6925 Attention: Lydia Gomez Facsimile: (713) 750-2223 Email: lydia.x.gomez@jpmchase.com

JPMorgan Chase Bank, N.A. 201 North Central Avenue, Floor 14 Phoenix, AZ 85004-0073 Attention: Yaren Wyzevich Telephone: (602) 221-2497 Email: yaren.s.wyzevich@chase.com

JPMorgan Chase Bank, N.A. 201 North Central Avenue, Floor 14 Phoenix, AZ 85004-0073 Attention: Jerry A. Hull Telephone: (602) 221-2074 Email: jerry.a.hull@chase.com

Second Lien Collateral Agent

U.S. Bank National Association

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Construction Consultant:	Merritt & Harris, Inc. 90 John Street, Suite 503 New York, NY 10038 Attention: Neil A. Rowland, Principal Facsimile: (212) 687-2859 Telephone: (212) 697-3188 ext. 308 Email: NRowland@MHarrisinc.com

12.10    Counterparts.    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or other electronic transmission (i.e. a “pdf” or “tif” document) shall be effective as delivery of a manually executed counterpart of this Agreement.

12.11    Right to Consult Counsel.    Each of the Disbursement Agent, the Administrative Agent and the Second Lien Collateral Agent may, if any of them deems necessary or appropriate, consult with and be advised by counsel (whether such counsel shall be regularly retained or specifically employed) in respect of their duties hereunder. Each of the Disbursement Agent, the Administrative Agent and the Second Lien Collateral Agent shall be entitled to reasonably rely upon the advice of its counsel in any action taken in its capacity as the Disbursement Agent, the Administrative Agent or the Second Lien Collateral Agent, as the case may be, hereunder.

12.12    Choice of Law.    This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction.

12.13    Designation of Applicable Courts and Jurisdictions.    Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof (the “Applicable Courts”), in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Disbursement Agent, the Administrative Agent or the Second Lien Collateral Agent may otherwise have to bring any action or proceeding relating to this Agreement against any Loan Party or its properties in the courts of any jurisdiction.

12.14    Further Assurances.    From time to time the Borrower shall execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take all such actions, as the Disbursement Agent, the Administrative Agent or the Second Lien Collateral Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement. Upon the exercise by the Disbursement Agent or the Administrative Agent of any power, right, privilege or remedy pursuant to this Agreement following the occurrence and during the continuation of an Event of Default which requires any Governmental Action, the Borrower shall use commercially reasonable efforts to execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Disbursement Agent, the Administrative Agent or the Second Lien Collateral Agent are required to obtain from the Borrower for such Governmental Action.

12.15    Reinstatement.    This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time prior to the transfer or release of funds pursuant to Section 4.6, payment and performance of any of the Borrower’s obligations hereunder, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent, the Second Lien Secured Parties or any Lender. In the event that any payment or any part thereof is so rescinded, reduced, restored or returned, such obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

12.16    WAIVER OF JURY TRIAL.    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE OTHER NOTES DOCUMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.15.

12.17    Confidentiality.    Section 10.12 of the First Lien Credit Agreement shall apply herein mutatis mutandis.

12.18    Certain Rights of Borrower and OpCo.    All actions and rights of Borrower hereunder may be taken or exercised by OpCo and all actions and rights of OpCo hereunder may be taken or exercised by Borrower. Either the Borrower or OpCo may be an account party to the Disbursement Agent Accounts hereunder and both the Borrower and OpCo shall be permitted to draw checks on and otherwise withdraw amounts on deposit in such Disbursement Agent Accounts to the extent such withdrawals are otherwise permitted under this Agreement.

12.19    Transfer of Accounts.    The Borrower or OpCo may elect to transfer any of the Disbursement Agent Accounts to another Qualified Bank with the prior written consent of the Disbursement Agent (who may withhold such consent in its sole discretion); provided that the Borrower or OpCo may, without the consent of the Disbursement Agent, transfer to any Qualified Bank (x) the Cash Management Account or (y) any Disbursement Agent Account upon the substitution or resignation of the Disbursement Agent pursuant to Section 11 without the consent of such Disbursement Agent. Any Disbursement Agent Accounts transferred may be held at such Qualified Bank and shall constitute Disbursement Agent Accounts and each of the Borrower, OpCo, the Administrative Agent, the Second Lien Collateral Agent and the Disbursement Agent shall enter into a control agreement with respect thereto.

12.20    Replacement of Master Disbursement Agreement.    Upon any Permitted Refinancing of the Loans under the Credit Agreement or any Permitted Refinancing of the Notes, the parties to this Agreement shall enter into a replacement Master Disbursement Agreement that is substantially similar to the terms of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the patties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

JPMORGAN CHASE BANK, N.A., as Disbursement Agent

By:	/s/ Mohammad S Hasan
Name: Mohammad S Hasan
Title: Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Mohammad S Hasan
Name: Mohammad S Hasan
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Agent

By:	/s/ Steven A. Finklea
Name: Steven A. Finklea, CCTS
Title: Vice President

REVEL AC, INC., a Delaware corporation

By:	/s/ Kevin DeSanctis
Name: Kevin DeSanctis
Title: Chief Executive Officer

REVEL ENTERTAINMENT GROUP, LLC, a New Jersey limited liability company

By:	/s/ Kevin DeSanctis
Name: Kevin DeSanctis
Title: Chief Executive Officer

EXHIBIT A-1

to Disbursement Agreement

Form of Disbursement Request

[            ], 201[    ]

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Merritt & Harris, Inc.,

as Construction Consultant

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

EXHIBIT A-1-1

With a copy to (without attachments):

JPMorgan Chase Bank, N.A.,

as Depositary

Escrow Services

4 New York Plaza, 21st Floor

New York, N.Y. 10004

Attention: Audrey Mohan/Sal Lunetta

Fax No.: (212) 623-6168

Re:	Disbursement Request No. [ ] under Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)
Disbursement Request of $[            ]
Requested Disbursement Date: [ ], 201[ ]

Ladies and Gentlemen:

The Borrower submits this Disbursement Request (the “Disbursement Request”) pursuant to the Disbursement Agreement. Capitalized terms used herein without definition shall have the meanings assigned in the Disbursement Agreement.

The Borrower hereby requests that you, in your capacity as Disbursement Agent under the Disbursement Agreement, on the requested disbursement date set forth above (the “Requested Disbursement Date”):

(i) cause the transfer of $[            ] from the Company Funds Account to the Construction Disbursement Account1;

(ii) cause the transfer of $[            ] from the Company Funds Account to the Cash Management Account2;

(iii) cause the transfer of $[            ] from the Bank Proceeds Account to the Construction Disbursement Account;

(iv) cause the transfer of $[            ] from the Mezz Proceeds Account to the Construction Disbursement Account;

(v) cause the transfer of $[            ] from the Bank Proceeds Account to the Cash Management Account; and

(iv) cause the transfer of $[            ] from the Mezz Proceeds Account to the Cash Management Account.

[1]	JPMorgan Chase Bank, N.A. Account Number [ ]
[2]	Wire Information: TD Bank, ABA #[ ], Account Number [ ], Account Name: “Revel AC, Inc.”

EXHIBIT A-1-2

In connection with the requested disbursements, the Borrower hereby represents, warrants and certifies as of the date hereof as follows:

(a) Schedule 1 lists each party to whom payment is to be made from the funds transferred to the Construction Disbursement Account or, in respect of reimbursements to the Cash Management Account, each party to whom a corresponding payment has been made from the Cash Management Account and, for each Line Item and for each such party, the following: (i) the required payment date for each applicable payment; (ii) the name of the payee to be paid or that was paid, as applicable; and (iii) the net payment requested with respect to each payee. To the Borrower’s knowledge, the information set forth in Schedule 1 is true, correct and complete in all material respects.

(b) Schedule 2 accurately sets forth, for each Line Item, the following: (i) the total Project Costs anticipated to be incurred to achieve the Final Completion Date promptly after the Scheduled Completion Date, both as of the Closing Date and, giving effect to any amendments to the Project Budget previously or concurrently made in accordance with Section 6.1 of the Disbursement Agreement and described in the columns labeled “PREV ADJUSTED” and “CURRENT ADJUSTED”, as of the date hereof; (ii) the total payments previously made (net of Retainage Amounts and Disputed Amounts withheld in accordance with the Disbursement Agreement) with respect to the Project under such Line Item; and (iii) the Borrower’s reasonable belief as to the remaining amounts required to be paid (including any applicable Retainage Amounts and Disputed Amounts) to achieve the Final Completion Date promptly after the Scheduled Completion Date. The information set forth in Schedule 2 is true, correct and complete in all material respects.

(c) The Borrower has delivered or caused to be delivered to the Construction Consultant copies of invoices, pro forma invoices or written notifications from the Construction Manager pursuant to which payments have been requested for all Hard Costs pursuant to this Disbursement Request.

(d) Schedule 3 sets forth a lien release summary chart of releases and waivers in the form specified by Exhibits F-1 and F-2 of the Disbursement Agreement, as applicable, (copies of which are attached hereto as Attachment 1), from each Contractor to be paid from funds requested under this Disbursement Request for payment of Hard Costs (or, in the case of funds requested hereby to replenish the Cash Management Account, which has been paid since the prior Disbursement Request from funds on deposit in the Cash Management Account) acknowledging that such Contractor has been paid in full any and all amounts due for work or services performed and materials furnished to date in connection with the construction of the Project, except for lien releases or waivers relating to (i) Retainage Amounts, (ii) Disputed Amounts, and (iii) Permitted Liens.

(e) To the Borrower’s knowledge, the construction performed as of the date hereof is substantially in accordance with the current Plans and Specifications for the Project. As of the date hereof, the Borrower has made available to the Construction Consultant all the Plans and Specifications. Further, all disbursements requested under this Disbursement Request are for the payment of Project Costs incurred for work completed substantially in accordance with the current Plans and Specifications for the Project.

(f) The Project Budget presently in effect is dated [            ] [and has not been amended] [and includes all amendments through Project Budget Amendment No.         ]. Said Project Budget accurately sets forth the anticipated Project Costs through the Final Completion Date and for each Line Item. Further, to the extent the work or payment required in connection with any Line Item has not yet been completed, the Borrower reasonably believes that the Remaining Costs with respect to such Line Item are equal or less than the Remaining Budgeted Amount with respect to such Line Item.

EXHIBIT A-1-3

(g) Prior to and after giving effect to the disbursement contemplated hereunder, the Borrower is in compliance with Section 5.17 of the First Lien Credit Agreement.

(h) As of the date hereof, no Default or Event of Default exists (other than Defaults that will be cured by the payment of money being requested hereunder) and the payments contemplated from the Construction Disbursement Account in connection herewith will not constitute, result in, nor create a Default or Event of Default.

(i) Schedule 4 sets forth a written inventory identifying all Unincorporated Materials as of the date hereof.

(j) The Opening Date is expected to occur on or before the Scheduled Opening Date (as modified pursuant to Section 6.11) and the Substantial Completion Date is expected to occur on or before the Scheduled Completion Date (as modified pursuant to Section 6.11), in each case to the extent such milestone date has not already occurred.

(k) All proceeds of all previous Disbursement Requests, except for $[            ] remaining in the Construction Disbursement Account and $[            ] in the Cash Management Account, have been expended and have been applied to pay Project Costs in accordance with the Disbursement Agreement. Schedule 5 accurately lists the Hard Costs and Soft Costs paid from the Cash Management Account since the last Requested Disbursement Date, in each case, segregated by Line Item.

(l) The sum of (i) the amount reasonably expected to be on deposit in the Cash Management Account as of the Disbursement Request Date, plus (ii) the amount requested in this Disbursement Request to fund or replenish the Cash Management Account does not exceed $7,500,000.

(m) Each of the conditions precedent set forth in Section 4.1.2 of the Disbursement Agreement has been satisfied or waived by the Administrative Agent as of the date of this Disbursement Request.

The Administrative Agent and the Disbursement Agent are entitled to rely on the foregoing certifications in authorizing and making the disbursements requested by this Disbursement Request.

Attached to this Disbursement Request as Exhibits 1 and 2, are certificates from the Construction Manager and the Architect, as applicable.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT A-1-4

IN WITNESS WHEREOF, the undersigned has executed this Disbursement Request as of this [            ] day of [            ], 201[    ].

REVEL AC, INC.,
a Delaware corporation

By:
Name:
Title:

EXHIBIT A-1-5

ACKNOWLEDGED for purposes of the Mezz Proceeds Account Control Agreement, as dated [            ], 2011 by and among the Borrower, JPMORGAN CHASE BANK, N.A., as custodian and “depositary” as defined in Section 8-102 of the Code, the Administrative Agent, the Second Lien Collateral Agent and the Disbursement Agent.

JPMORGAN CHASE BANK, N.A.,

as Disbursement Agent

By:
Name:
	Title:	Managing Director

EXHIBIT A-1-6

Schedule 1

to Disbursement Request

CONSTRUCTION RISK MANAGEMENT

PAYEE LISTING AND LIEN WAIVER CHECKLIST

BORROWER:	Revel AC, Inc.	Date:

PROJECT:	Revel AC, Inc.	DRAW NO.:

LINE ITEM	INVOICE DATE	PAYEE NAME	NET AMOUNT TO BE PAID	LIEN WAIVER
				REQ’D	REC’D

Total Net Amount

EXHIBIT A-1-7

SCHEDULE 2

to Disbursement Request

CONSTRUCTION RISK MANAGEMENT

PROJECT SUMMARY & TRANSFER REQUEST

BORROWER: Revel AC, Inc.	DRAW #
PROJECT: Revel AC, Inc.
LOCATION: Atlantic County, New Jersey	DATE:

		PROJECT BUDGET				DRAW REQUESTS (NET OF RETAINAGE & DISPUTED AMOUNTS)			BALANCE TO FUND	% BAL TO FUND

ITEM #	DESCRIPTION	ORIGINAL	PREV. ADJUSTED	CURRENT ADJUSTED	REVISED	PREVIOUS	CURRENT	TOTAL	(Incl. Retainage & Disputed Amounts)
LAND
HARD COSTS
[CONFORM TO BUDGET]
TOTAL HARD COSTS
SOFT COSTS
[CONFORM TO BUDGET]
TOTAL SOFT COSTS
OWNER’S CONTINGENCY
TOTAL PROJECT COSTS:
LESS LAND EQUITY:
LESS CONSTRUCTION EQUITY:
LOAN AMOUNT:

EXHIBIT A-1-8

SCHEDULE 3

to Disbursement Request

LIEN RELEASE SUMMARY – MASTER LIST1

Waivers received for work billed through [                        ], 201[    ]

Submitted pursuant to § 4.1.2(a) of the Disbursement Agreement

	Payment Application Reference			Waiver Amount
Contractor	Date	Company Advance Request #	Contractor #	Conditional (Current Period)	Unconditional	Total Waivers (Cumulative)	Notes

[1]	Summary chart and attached lien releases should address all Project Costs incurred through the date of the Master List.

EXHIBIT A-1-9

SCHEDULE 4

to Disbursement Request

UNINCORPORATED MATERIALS INVENTORY SUMMARY NO.

DATE:

Contractor Supplier Name	Address of Location of Off-site Unincorporated Materials (if available)	Summary Description of Unincorporated Materials	(Column D) Amount shown in Column “G” on Previous Application	(Column E) Unincorporated Materials (Amounts Requested in this Disbursement Request)	(Column F) Unincorporated Materials which were incorporated into the Project during this period	(Column G) Total Unincorporated Materials (D+E-F=G)

TOTALS:

EXHIBIT A-1-10

Schedule 5

to Disbursement Request

RECONCILIATION OF PROJECT COSTS PAID FROM CASH MANAGEMENT ACCOUNT

DATE:

EXHIBIT A-1-11

Schedule 6

to Disbursement Request

AMOUNT IN CASH MANAGEMENT ACCOUNT

DATE:

(i) Amount reasonably expected to be on deposit in the Cash Management Account on the Disbursement Request Date:			$	[	]
(ii) Amount Requested in this Disbursement Request to fund or replenish the Cash Management Account:			$	[	]
TOTAL:[1]	(i	) + (ii):	$	[	]

[1]	Shall not exceed $7,500,000.

EXHIBIT A-1-12

ATTACHMENT 1

to Disbursement Request

LIEN RELEASES

[See Attached]

EXHIBIT A-1-13

EXHIBIT 1

Certificate of Construction Manager

[            ], 201[    ]

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Merritt & Harris, Inc.,

as Construction Consultant

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Email: kevin@revelentertainment.com

EXHIBIT A-1-14

Re:	Disbursement Request No. [ ] under
Disbursement Agreement dated as of [            ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)
Disbursement Request of $[            ]
Requested Disbursement Date: [ ], 201[ ]

Ladies and Gentlemen:

[INSERT APPLICABLE CONSTRUCTION MANAGER; IF MORE THAN ONE, PROVIDE MULTIPLE CERTIFICATES] (the “Construction Manager”) hereby certifies as follows:

(a) The Construction Manager has reviewed the above referenced Disbursement Request and Disbursement Agreement, to the extent necessary to understand the defined terms contained herein and in the Disbursement Request that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

(b) [Choose One] [The Construction Manager hereby confirms, to the best of its knowledge as of the date hereof, that it believes that, with respect to that portion of the Project to be constructed pursuant to the Construction Management Agreement, the Opening Date is likely to occur on or prior to the Scheduled Opening Date and the Substantial Completion Date is likely to occur on or before the Scheduled Completion Date.] or [The Construction Manager hereby confirms, to the best of its knowledge as of the date hereof, that in its reasonable estimate, the Opening Date will occur no more than              weeks after the Scheduled Opening Date and the Substantial Completion Date will occur no more than              weeks after the Scheduled Completion Date.]

(c) The Construction Manager hereby certifies that, to its knowledge, solely with respect to the Construction Management Agreement, the Project may be constructed in accordance within the Project Budget.

(d) The Construction Manager hereby acknowledges that the portion of the Project Budget related to payment under the Construction Management Agreement with the Borrower in effect as of the date hereof is consistent in all material respects with the Construction Management Agreement, as amended to the date hereof.

The Disbursement Agent, the Administrative Agent and the Second Lien Collateral Agent are entitled to rely on the foregoing certifications in authorizing and making the disbursement requested in the Disbursement Request.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT A-1-15

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Construction Manager as of this [            ] day of [            ], 201[    ].

[________________________________]

By:
Name:
Title:

EXHIBIT A-1-16

EXHIBIT 2

Certificate of Architect

[            ], 201[    ]

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Merritt & Harris, Inc.,

as Construction Consultant

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Email: kevin@revelentertainment.com

EXHIBIT A-1-17

Re:	Disbursement Request No. [ ] under
Disbursement Agreement dated as of [            ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)
Disbursement Request of $[            ]
Requested Disbursement Date: [ ], 201[ ]

Ladies and Gentlemen:

[INSERT APPLICABLE ARCHITECT; IF MORE THAN ONE, PROVIDE MULTIPLE CERTIFICATES] (the “Architect”) hereby certifies as follows:

(a) The Architect has reviewed the above referenced Disbursement Request and the Disbursement Agreement, to the extent necessary to understand the defined terms contained herein and in the Disbursement Request that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

(b) The Architect hereby certifies and confirms with respect to that portion of the Project constructed pursuant to the Plans and Specifications prepared by the Architect the accuracy of the certification in Paragraph (d) of the above-referenced Disbursement Request that the construction performed to date is substantially in conformance with the Plans and Specifications.

The Disbursement Agent, the Administrative Agent and the Second Lien Collateral Agent are entitled to rely on the foregoing certifications in authorizing and making the disbursement requested in the Disbursement Request.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT A-1-18

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Architect as of this [            ] day of [            ], 201[    ].

[_____________________________________]

By:
Name:
Title:

EXHIBIT A-1-19

EXHIBIT A-2

to Disbursement Agreement

Form of Construction Consultant’s Disbursement Certificate

[            ], 201[    ]

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Email: kevin@revelentertainment.com

EXHIBIT A-2-1

Re:	Disbursement Request No. [ ] (the “Borrower’s Disbursement Request”), under Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)
Disbursement Request of $[            ]
Requested Disbursement Date: [ ], 201[ ]

Ladies and Gentlemen:

Merritt & Harris, Inc. (the “Construction Consultant”) hereby certifies as follows:

(a) The Construction Consultant has reviewed the Borrower’s Disbursement Request, which is attached hereto as Exhibit 1.

(b) The Construction Consultant hereby acknowledges receipt of the lien releases and waivers from Borrower and each Contractor as required by clause (c) of the Borrower’s Disbursement Request and Section 4.1.2(a) of the Disbursement Agreement and confirms that the amounts requested to be paid to each such person are appropriately and accurately reflected in the Borrower’s Disbursement Request and such lien releases.

(c) The Construction Consultant concurs in all material respects with the certifications contained in Paragraphs (a)-(f) and (i) of the Borrower’s Disbursement Request; provided that where any certification of the Borrower is limited to the Borrower’s knowledge, for the purpose of this certificate such concurrence shall instead be made to the Construction Consultant’s knowledge.

(d) [Choose One] [The Construction Consultant confirms that it believes that the Opening Date will occur on or prior to the Scheduled Opening Date and the Substantial Completion Date will occur on or prior to the Scheduled Completion Date.] or [The Construction Consultant hereby confirms that in its reasonable estimate, the Opening Date will occur no more than              weeks after the Scheduled Opening Date and the Substantial Completion Date will occur no more than              weeks after the Scheduled Completion Date.]

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

The Disbursement Agent, the Administrative Agent and the Second Lien Collateral Agent are entitled to rely on the foregoing certifications in authorizing and making the disbursement requested in the Borrower’s Disbursement Request.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT A-2-2

IN WITNESS WHEREOF, the undersigned has executed this Construction Consultant’s Disbursement Certificate as of this [            ] day of [            ], 201[    ].

MERRIT & HARRIS, INC.

By:
Name:
Title:

EXHIBIT A-2-3

Exhibit 1

Borrower’s Disbursement Request

[See Attached]

EXHIBIT A-2-4

EXHIBIT B

to Disbursement Agreement

Form of Project Cost Schedule Certificate

[            ], 201[    ]

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Merritt & Harris, Inc.,

as Construction Consultant

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

EXHIBIT B-1

Re:	Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)

Ladies and Gentlemen:

This certificate is delivered pursuant to Section 6.5 of the Disbursement Agreement. Borrower hereby represents, warrants and certifies that:

(a) The Project Cost Schedule attached hereto as Schedule 1 is true and correct in all material respects.

(b) The Borrower reasonably believes that the total amount set forth under column (iii) of Part I of such Project Cost Schedule with respect to each Line Item is the amount of Remaining Costs with respect to such Line Item as of the date of such Project Cost Schedule.

(c) The amount set forth in Row L of Part II of such Project Cost Schedule is the amount of Available Construction Funds as of the date of such Project Cost Schedule.

(d) As of the date hereof, the Required Contingency is equal to $[            ], as calculated in Schedule 2 attached hereto.

The Construction Consultant is entitled to rely on the foregoing certifications. Capitalized terms used in this certificate that are otherwise not defined shall have the meaning assigned in the Disbursement Agreement.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT B-2

IN WITNESS WHEREOF, the undersigned has executed this Project Cost Schedule Certificate as of this [            ] day of [            ], 201[    ].

REVEL AC, INC.

By:
Name:
Title:

EXHIBIT B-3

SCHEDULE 1

Project Cost Schedule

Prepared as of:             , 201

I. PROJECT COSTS

HARD COSTS

Line Item from Project Budget	(i) Hard Costs paid from the Closing Date to the date of this Schedule with respect to such Line Item	(ii) Accrued and unpaid Retainage Amounts from the Closing Date to the date of this Schedule	(iii) Remaining Costs to be paid after the date of this Schedule to complete the tasks included in such Line Item through the Scheduled Completion Date[1]	(iv) Remaining Budgeted Amount from the Project Budget	(v) Expected Line Item Surplus or Cost Overrun[2]

SOFT COSTS

Line Item from Project Budget	(i) Soft Costs paid from the Closing Date to the date of this Schedule with respect to such Line Item	(ii) Accrued and unpaid Retainage Amounts from the Closing Date to the date of this Schedule	(iii) Remaining Costs to be paid after the date of this Schedule to complete the tasks included in such Line Item through the Scheduled Completion Date[1]	(iv) Remaining Budgeted Amount from the Project Budget	(v) Expected Line Item Surplus or Cost Overrun[2]

TOTAL REMAINING COSTS3

	Total costs paid from the Closing Date to the date of this Schedule	Total accrued and unpaid Retainage Amounts from the Closing Date to the date of this Schedule	Total Remaining Costs to be paid after the date of this Schedule until the Scheduled Completion Date	Total Remaining Budgeted Amount from the Project Budget	Total Expected Surplus or Cost Overrun
Total

EXHIBIT B-4

1	(iii) [Remaining Costs to be Paid after the Date of this Schedule to complete the tasks set forth in such Line Item] includes amounts described in (ii) [Accrued and Unpaid Retainage Amount to Date]
2	(v) [Expected Line Item Surplus/ or Cost Overrun] equals (iv) [Remaining Budgeted Amount from the Project Budget] minus (iii) [Remaining Costs to be Paid after the Date of this Schedule to Complete the Tasks Set Forth in Such Line Item]
3	Sum of estimated Additional Amounts (Hard Costs and Soft Costs) to be paid after the date of this Schedule

II. AVAILABLE CONSTRUCTION FUNDS

A	Amount on deposit in the Company Funds Account, as of the date of this Project Cost Schedule	$

B	Amount on deposit in the Bank Proceeds Account, as of the date of this Project Cost Schedule	$

C	Amount on deposit in the Mezz Proceeds Account, as of the date of this Project Cost Schedule	$

D	Amount on deposit in the Construction Disbursement Account, as of the date of this Project Cost Schedule	$

E	Amount on deposit in the Cash Management Account, as of the date of this Project Cost Schedule	$

F	Amount on deposit in the Interest Reserve Account, as of the date of this Project Cost Schedule	$

G	Total amount on deposits in the Disbursement Agent Accounts, as of the date of this Project Cost Schedule (Sum of A+B+C+D+E+F)	$

H	Investment income earned from investments in the Disbursement Agent Accounts, as of [INSERT DATE WITHIN 30 DAYS PRIOR TO THE DATE HEREOF] (the “Investment Determination Date”).	$

I	Anticipated Investment Income to be earned, from investments in the Disbursement Agent Accounts, from the Investment Determination Date through the Scheduled Completion Date	$

J	Total investment income (including Anticipated Investment Income) on the Disbursement Agent Accounts (Sum of H+I).	$

K	CUP Refund (expected to be received prior to the Scheduled Completion Date)	$

L	OCIP Credit (expected to be received prior to the Scheduled Completion Date)	$

M	Tax Credits (expected to be received prior to the Scheduled Completion Date)	$

N	50% of the aggregate amount of indebtedness the Borrower may incur under Section 6.01(f) of the First Lien Credit Agreement (in accordance with the requirements set forth under clause (e) of the definition of “Available Construction Funds” in the Disbursement Agreement)

O	Available Construction Funds (G+J+K+L+M+N).	$

EXHIBIT B-5

III. OVERALL COST OVERRUN OR SURPLUS

A.	Available Construction Funds (last item from Table II above)	$

B.	Remaining Costs (last item from Table I above)	$

C.	Difference between Available Construction Funds and Remaining Costs (A-B) [Difference must be positive for the Borrower to be in compliance with Section 5.17 of the First Lien Credit Agreement]	$

EXHIBIT B-6

SCHEDULE 2

Calculation of Required Contingency

[BORROWER TO PROVIDE]

EXHIBIT B-7

EXHIBIT C

to Disbursement Agreement

Form of Project Budget Amendment Certificate

[            ], 201[    ]

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Copies to:

Merritt & Harris, Inc.,

as Construction Consultant

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

EXHIBIT C-1

Re:	Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”) Project Budget Amendment No. [ ]

Ladies and Gentlemen:

The Borrower requests that the Project Budget for the Project be amended as set forth on Schedule 1 to this certificate. This certificate is delivered pursuant to Section 6.1.3 of the Disbursement Agreement, to which the Disbursement Agent is a party. In connection with the requested Project Budget amendment, the Borrower represents, warrants and certifies as follows:

(a) Funding to pay the costs represented by any Line Item increase is available from the sources set forth in Section 6.1.1 of the Disbursement Agreement, as set forth on Schedule 1 hereto.

(b) The Project Budget in effect immediately prior to the proposed amendment is attached to this Project Budget Amendment Certificate as Schedule 2, and the Project Budget which will be in effect upon effectiveness of the proposed amendment is attached to this Project Budget Amendment Certificate as Schedule 3.

(c) Immediately following any such increase: (i) the Project Budget will continue to provide for the construction of the Minimum Opening Date Facilities; (ii) the Project Budget will permit the Opening Date to occur on or prior to the Scheduled Opening Date and the Substantial Completion Date to occur on or before the Scheduled Completion Date (in each case to the extent such milestone date has not already occurred); and (iii) the Project Budget will reasonably establish the Line Item components of the work required to be undertaken in order to achieve the Final Completion Date, and will reasonably establish the cost of completing each Line Item component of such work.

(d) To the Borrower’s knowledge, the construction performed as of the date hereof is substantially in accordance with the current Plans and Specifications. The Borrower reasonably believes that the Opening Date will occur on or prior to the Scheduled Opening Date, the Substantial Completion Date will occur prior to the Scheduled Completion Date and Final Completion will occur promptly thereafter (in each case to the extent such milestone date has not already occurred).

(e) After giving effect to the proposed amendment, the Project Budget accurately sets forth in all material respects the anticipated Project Costs through the Scheduled Completion Date, allocated among the various Line Item components thereof identified on the Project Budget.

(f) After giving effect to the proposed amendment, the Borrower is in compliance with Section 5.17 of the First Lien Credit Agreement.

(g) As of the date hereof, no Default or Event of Default exists, and the proposed amendment will not constitute, result in, nor create a Default or Event of Default;

EXHIBIT C-2

(h) The undersigned certifies that this Project Budget Amendment Certificate is permitted pursuant to the Disbursement Agreement and the First Lien Credit Agreement and all conditions precedent thereto have been met or waived; and

(i) Schedule 1 attached hereto is true and correct in all material respects.

The Disbursement Agent, the Construction Consultant, the Administrative Agent and the Second Lien Collateral Agent are entitled to rely on the foregoing certifications.

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

Attached to this Project Budget Amendment Certificate as Exhibits 1 and 2 are certificates from the Construction Manager (if the Construction Budget Amendment affects the budgeted amounts for Project Costs associated with any of its work under the Construction Management Agreement) and the Construction Consultant.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT C-3

IN WITNESS WHEREOF, the undersigned has executed this Project Budget Amendment Certificate as of this [            ] day of [            ], 201[    ].

REVEL AC, INC.

By:
Name:
Title:

EXHIBIT C-4

SCHEDULE 1

Amendment No. [    ] to Project Budget.

I.	Increases to Line Items: [REPEAT AS NECESSARY]

	A.	The following Line Item is increased:

Old Amount of Line Item:

Amount of Increase:

New Total For Line Item:

Source of Funds For Increase:

Source	Amount
Realized Savings	$

Additional equity	$	*

Reduction in “Project Contingency” Line Item	$

Total	$

II.	Decreases to Line Items: [REPEAT AS NECESSARY]

	A.	The following Line Item is decreased:

Old Amount of Line Item:

Amount of Decrease:

New Amount of Line Item:

Amount of Realized Savings:	$

Reduction in “Project Contingency” Line Item	$

[Must equal amount in last line of Section I above.]

III.	New Project Budget Totals:

	The total Project Budget for the Project is now:	$

	The amount disbursed to date for the Project is now:	$

	Remaining amounts to be spent:	$

	Available Construction Funds for Project:	$

EXHIBIT C-5

IV. Realized Savings: Each of the following statements is true and correct in all material respects:

A. Such savings are not obtained in a manner that will result in failure to cause any material portion of the Project to be constructed in substantial conformance with the Final Plans and Specifications for such portion of the Project.

B. Either of the following is true and correct (check the box as appropriate) for Line Item              [REPEAT AS NECESSARY]:

☐ 1. all work, improvements and acquisitions covered by the Line Item have been completed in all material respects; or

☐ 2. to the extent applicable, all of the following have been satisfied: (a) the Borrower has entered into Construction Contracts providing for the completion of all tasks set forth in such Line Item and for all materials and services required for such tasks; (b) such Construction Contracts provide that the portion of the Project covered by such Line Item will be completed by a specified date consistent with the timely construction of the Project; (c) the Realized Savings obtained from such Line Item do not exceed the excess of the revised Total Budgeted Amount for such Line Item over the costs specified in such Construction Contract and (d) if such amendment includes Realized Savings for any Line Item related to the Construction Management Agreement, all work or improvements contemplated by such Line Item(s) are not subject to any allowances under the Construction Management Agreement, and Final Plans and Specifications have been completed with respect to such work or improvements as evidenced by a Final Plans and Specifications Amendment Certificate delivered in accordance with Section 6.3 of the Disbursement Agreement.

EXHIBIT C-6

SCHEDULE 2

Existing Project Budget

[BORROWER TO PROVIDE]

EXHIBIT C-7

SCHEDULE 3

New Project Budget

[BORROWER TO PROVIDE]

EXHIBIT C-8

EXHIBIT 1

Certificate of Construction Manager

[            ], 201[    ]

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Email: kevin@revelentertainment.com

Copies to:

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

EXHIBIT C-9

Merritt & Harris, Inc.,

as Construction Consultant

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

Re:	Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”) Project Budget Amendment Certificate dated as of [ ], 201[ ]

Ladies and Gentlemen:

[INSERT APPLICABLE CONSTRUCTION MANAGER; IF MORE THAN ONE, PROVIDE MULTIPLE CERTIFICATES] (the “Construction Manager”) hereby certifies as follows:

(a) The Construction Manager has reviewed the above referenced Project Budget Amendment Certificate and Disbursement Agreement, to the extent necessary to understand the defined terms contained herein and in the Project Budget Amendment Certificate that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

(b) The Construction Manager hereby concurs in all material respects with the certifications in Paragraph (d) (as to the first sentence thereof) of the above-referenced Project Budget Amendment Certificate as they apply to that portion of the Project to be constructed pursuant to the Construction Management Agreement; provided that where any certification of the Borrower is limited to the Borrower’s knowledge for the purpose of this certificate such concurrence shall instead be made to Construction Manager’s knowledge.

(c) The Construction Manager concurs that, with respect to that portion of the Project to be constructed pursuant to the Construction Management Agreement, it reasonably believes that the Opening Date is likely to occur on or prior to the Scheduled Opening Date and the Substantial Completion Date is likely to occur on or prior to the Scheduled Completion Date (in each case to the extent such milestone date has not already occurred).

(d) The Construction Manager has no reason to believe that the proposed amendment is not consistent with the current Plans and Specifications.

The Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent and the Construction Consultant are entitled to rely on the foregoing certifications in authorizing and making the amendment to the Project Budget.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT C-10

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Construction Manager as of this [            ] day of [            ], 201[_].

[____________________________________]

By:
Name:
Title:

EXHIBIT C-11

EXHIBIT 2

Certificate of Construction Consultant

[            ], 201[__]

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Email: kevin@revelentertainment.com

Copies to:

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

EXHIBIT C-12

Merritt & Harris, Inc.,

as Construction Consultant

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

Re:	Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”) Project Budget Amendment Certificate dated [ ], 201[ ]

Ladies and Gentlemen:

Merritt & Harris, Inc. (the “Construction Consultant”) hereby certifies as follows:

(a) The Construction Consultant has reviewed the above referenced Project Budget Amendment Certificate.

(b) The Construction Consultant concurs in all material respects with the certifications in Paragraphs (b), (c) (to the best of its knowledge after due inquiry), (d), (e) (to the best of its knowledge after due inquiry) and (i) of the above-referenced Project Budget Amendment Certificate; provided that where any certification of the Borrower is limited to the Borrower’s knowledge for the purpose of this certificate such concurrence shall instead be made to the Construction Consultant’s knowledge.

(c) The Construction Consultant last inspected the Project on [            ].

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

The Disbursement Agent, the Administrative Agent and the Second Lien Collateral Agent are entitled to rely on the foregoing certifications in authorizing and making the amendment to the Project Budget.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT C-13

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Construction Consultant as of this [            ] day of [            ], 201[    ].

MERRIT & HARRIS, INC.

By:
Name:
Title:

EXHIBIT C-14

EXHIBIT D-1

to Disbursement Agreement

Form of Borrower’s Substantial Completion Certificate

[                     ], 201[    ]

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

Copies to:

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

EXHIBIT D-1-1

Re:	Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)

Borrower’s Substantial Completion Certificate dated as of [                    ], 201[    ]

Ladies and Gentlemen:

This certificate is delivered to you pursuant to the Disbursement Agreement, to which the Disbursement Agent is a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meanings assigned to them in the Disbursement Agreement. The Borrower hereby represents, warrants and certifies as follows:

(a) The Opening Date has occurred;

(b) All material Applicable Permits with respect to the operation of the Project in all material respects have been issued and are in full force and effect;

(c) The Permitted Amounts currently unpaid are as follows: (i) $[            ] for the Punchlist Completion Amount; (ii) $[            ] for the aggregate Disputed Amounts with respect to the Construction Management Agreement; (iii) $[            ] for aggregate Disputed Amounts with respect to the Construction Contracts other than the Construction Management Agreement; and (iv) $[            ] for Retainage Amounts;

(d) All amounts required to be paid to the Contractors in connection with completing the Project have been paid, other than Permitted Amounts with respect to which the Reserved Amount has been reserved in the Securities Accounts;

(e) The Borrower (or other applicable Loan Party) has received lien releases and waivers from each Contractor in the form of Exhibit F-1 of the Disbursement Agreement (other than with respect to Permitted Amounts, Permitted Liens, other Lien releases that are not more than thirty (30) days in arrears;

(f) The CUP is fully-operational and providing energy, hot water and chilled water to each building, facility or venue comprising the Project designated as having access to such utilities in the Plans and Specifications;

(g) Attached hereto as Exhibit 1 is the signed Construction Consultant’s Certificate;

(h) Attached hereto as Exhibit 2 are the results of a title search or title endorsement that satisfies the requirements set forth in the definition of “Substantial Completion” under the Disbursement Agreement;

(i) The Borrower has delivered to the Construction Consultant, the Administrative Agent, the Second Lien Collateral Agent and the Disbursement Agent a list of any remaining Punchlist Items;

(j) The Borrower has delivered its budgeted costs with respect to Punchlist Items to the Construction Consultant, the Administrative Agent, the Second Lien Collateral Agent and the Disbursement Agent; and

EXHIBIT D-1-2

(k) The Borrower has received from the Architect a certificate(s) or notice(s) of “Substantial Completion” on Form AIA Document G704 for each material portion of the work reflected in the Final Plans and Specifications.

The Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent and the Construction Consultant are entitled to rely on the foregoing certifications in authorizing and making the disbursement requested below.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT D-1-3

IN WITNESS WHEREOF, the undersigned has executed this Borrower’s Substantial Completion Certificate as of this [            ] day of [            ], 201[__].

REVEL AC, INC.

By:
Name:
Title:

EXHIBIT D-1-4

EXHIBIT 1

Certificate of Construction Consultant

Borrower’s Substantial Completion Certificate

[                     ], 201[    ]

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Email: kevin@revelentertainment.com

Copies to:

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

EXHIBIT D-1-5

Re:	Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)

Borrower’s Substantial Completion Certificate dated as of [                    ], 201[    ]

Ladies and Gentlemen:

Merritt & Harris, Inc. (the “Construction Consultant”) hereby certifies as follows:

(a) The Construction Consultant has reviewed the above referenced Borrower’s Substantial Completion Certificate.

(b) The Construction Consultant hereby concurs in all material respects with the certifications contained in Paragraph (a), (b) (to the best of its knowledge), (c) (to the best of its knowledge), (e) (to the best of its knowledge) and (f) of the above-referenced Borrower’s Substantial Completion Certificate. The amounts set forth in Paragraph (c) of such certificate is no greater than the amounts permitted under the definition of “Permitted Amounts” in the Disbursement Agreement.

(c) The Construction Consultant has received a copy of the remaining Punchlist Items referred to in Paragraph (i) of the Borrower’s Substantial Completion Certificate and hereby approves such Punchlist Items.

(d) The Construction Consultant has accepted each applicable certificate or notice of “Substantial Completion” referred to in Paragraph (k) of the Borrower’s Substantial Completion Certificate.

(e) The Construction Consultant last inspected the Project on [                    ].

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Disbursement Agreement.

The Disbursement Agent, the Administrative Agent and the Second Lien Collateral Agent are entitled to rely on the foregoing certifications.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT D-1-6

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Construction Consultant as of this [        ] day of [                    ], 201[    ].

MERRIT & HARRIS, INC.

By:
Name:
Title:

EXHIBIT D-1-7

EXHIBIT 2

Title Search

[To be provided by Title Company]

EXHIBIT D-1-8

EXHIBIT 3

Punchlists

[BORROWER TO PROVIDE]

EXHIBIT D-1-9

EXHIBIT 4

Architect’s Notice(s) of Substantial Completion on Form AIA Document G704

[TO BE PROVIDED BY BORROWER]

EXHIBIT D-1-10

EXHIBIT D-2

to Disbursement Agreement

Form of Borrower’s Final Completion Certificate

[                     ], 201[    ]

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

Copies to:

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Merritt & Harris, Inc.,

as Construction Consultant

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

EXHIBIT D-2-1

Re:	Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)

Borrower’s Final Completion Certificate dated as of [                    ], 201[    ]

Ladies and Gentlemen:

This certificate is delivered to you pursuant to the Disbursement Agreement, to which the Disbursement Agent is a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meanings assigned to them in the Disbursement Agreement. The Borrower hereby represents, warrants and certifies as follows:

(a) The Substantial Completion Date has occurred;

(b) The Project has received a temporary certificate of occupancy from the applicable Government Authority;

(c) All amounts required to be paid to the Contractors have been paid (other than Disputed Amounts and Retainage Amounts) and Form G-706 delivered by the Construction Manager to the extent applicable;

(d) The Borrower (or other applicable Loan Party) has received Lien releases and waivers from each Contractor substantially in the form of Exhibit F-1 to the Disbursement Agreement as substantiated by a Form G-706(a) delivered by the Construction Manager to the extent applicable, other than with respect to Disputed Amounts, Retainage Amounts, any Permitted Liens and other Lien releases that are no more than thirty (30) days in arrears;

(e) Attached hereto as Exhibits 1 and 2 are the signed certificates of the Construction Consultant and the Construction Manager;

(f) Attached hereto as Exhibit 3 are the results of a title search or title endorsement that satisfies the requirements set forth in the definition of “Final Completion” under the Disbursement Agreement;

(g) The Borrower has delivered, or caused to be delivered, to the Administrative Agent, the Second Lien Collateral Agent, the Construction Consultant and the Disbursement Agent “as-built” Plans and Specifications in CAD format showing the final specifications of all improvements comprising the Project;

(h) The Borrower has delivered, or caused to be delivered, to the Administrative Agent, the Second Lien Collateral Agent, the Insurance Consultant and the Disbursement Agent satisfactory evidence demonstrating continued compliance in all material respects with the insurance requirements under Section 5.04 of the First Lien Credit Agreement; and

(i) The Borrower has delivered, or cause to be delivered, an ALTA “as built” survey.

The Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent and the Construction Consultant are entitled to rely on the foregoing certifications in authorizing and making the disbursement requested below.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT D-2-2

IN WITNESS WHEREOF, the undersigned has executed this Borrower’s Final Completion Certificate as of this [        ] day of [                    ], 201[    ].

REVEL AC, INC.

By:
Name:
Title:

EXHIBIT D-2-3

EXHIBIT 1

Certificate of Construction Consultant

Borrower’s Final Completion Certificate

[                     ], 201[    ]

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Email: kevin@revelentertainment.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

Copies to:

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

EXHIBIT D-2-4

Re:	Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)

Borrower’s Completion Certificate dated as of [                    ], 201[    ]

Ladies and Gentlemen:

Merritt & Harris, Inc., (the “Construction Consultant”) hereby certifies as follows:

(a) The Construction Consultant has reviewed the above referenced Borrower’s Final Completion Certificate.

(b) The Construction Consultant concurs in all material respects with the certifications contained in Paragraphs (a), (b), (c) and (d) of the above-referenced Borrower’s Final Completion Certificate.

(c) The Construction Consultant last inspected the Project on [                    ].

Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Disbursement Agreement.

The Borrower, Disbursement Agent, the Administrative Agent and the Second Lien Collateral Agent are entitled to rely on the foregoing certifications.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Construction Consultant as of this [        ] day of [                    ], 201[    ].

MERRIT & HARRIS, INC.

By:
Name:
Title:

EXHIBIT D-2-5

EXHIBIT 2

Certificate of Construction Manager

Borrower’s Final Completion Certificate

[                     ], 201[    ]

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Email: kevin@revelentertainment.com

Copies to:

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

EXHIBIT D-2-6

Merritt & Harris, Inc.,

as Construction Consultant

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

Re:	Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)

Borrower’s Final Completion Certificate dated as of [                    ], 201[    ]

Ladies and Gentlemen:

[INSERT APPLICABLE CONSTRUCTION MANAGER; IF MORE THAN ONE, PROVIDE MULTIPLE CERTIFICATES] (the “Construction Manager”) hereby certifies as follows:

(a) The Construction Manager has reviewed the above referenced Borrower’s Final Completion Certificate and the Disbursement Agreement, to the extent necessary to understand the defined terms contained herein and therein that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

(b) The Construction Manager hereby concurs in all material respects with each of the certifications contained in Paragraphs (a), (b), (c) and (d); provided, however, that with respect to Paragraphs (a), (b), (c) and (d) solely as to Contractors other than itself, this certification is limited to the best of the Construction Manager’s knowledge.

The Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent and the Construction Consultant are entitled to rely on the foregoing certifications in authorizing and making the disbursement requested in the Borrower’s Final Completion Certificate.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT D-2-7

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Construction Manager as of this [                    ] day of [                    ], 201[    ].

[ ]

By:
Name:
Title:

EXHIBIT D-2-8

EXHIBIT 3

Title Search

[To be provided by Title Company]

EXHIBIT D-2-9

EXHIBIT E

to Disbursement Agreement

Form of Final Plans and Specifications Amendment Certificate

[            ], 201[    ]

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Copies to:

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com]

Merritt & Harris, Inc.,

as Construction Consultant

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

EXHIBIT E-1

Re:	Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”) Final Plans and Specifications Amendment

Ladies and Gentlemen:

The Borrower requests [a material modification of the Final Plans and Specifications / that certain Plans and Specifications become Final Plans and Specifications]. This certificate is delivered pursuant to Section 6.3 of the Disbursement Agreement, to which the Disbursement Agent is a party. Capitalized terms used in this certificate that are otherwise not defined shall have the meaning assigned in the Disbursement Agreement. In connection with the requested [material modification of the Final Plans and Specifications / Plans and Specifications becoming Final Plans and Specifications], the Borrower hereby represents, warrants and certifies as follows:

(a) [The Final Plans and Specifications, as amended / The Plans and Specifications which will become Final Plans and Specifications] for the Project as of the date hereof are located as specified on Schedule 1. [The Final Plans and Specifications, as amended / The Plans and Specifications which will become Final Plans and Specifications] are located as specified on Schedule 2, with respect to any particular work or improvement:

(i) have received all approvals from all Governmental Authorities required to approve such Plans and Specifications necessary to commence construction of such work or improvements described therein, if any;

(ii) contain sufficient specificity to permit completion of such work or improvement described therein;

(iii) are consistent with constructing the Minimum Opening Date Facilities;

(iv) have been signed by the Architect; and

(v) have been delivered to the Construction Consultant and the Disbursement Agent.

(b) To the Borrower’s knowledge, the construction performed as of the date hereof is substantially in accordance with the Final Plans and Specifications. After giving effect to this [proposed amendment to the Final Plans and Specifications / finalization of the Plans and Specifications] and any concurrent amendment to the Project Budget and/or the Project Schedule, the Borrower reasonably believes that the Opening Date will occur on or prior to the Scheduled Opening Date, the Substantial Completion Date will occur on or prior to the Scheduled Completion Date and the Final Completion Date will occur promptly thereafter (in each case to the extent such milestone date has not already occurred).

(c) After giving effect to this proposed [amendment to the Final Plans and Specifications / finalization of the Plans and Specifications] and any concurrent amendment to the Project Budget and/or the Project Schedule, the Project Budget accurately sets forth in all material respects the anticipated Project Costs through the Scheduled Completion Date, allocated among the various Line Item components thereof identified on the Project Budget in effect on the date hereof.

EXHIBIT E-2

(d) As of the date hereof, no Default or Event of Default exists, and this proposed amendment to the Plans and Specifications and any concurrent amendment to the Project Budget and/or the Project Schedule will not constitute, result in, nor create a Default or Event of Default.

The Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent and the Construction Consultant are entitled to rely on the foregoing certifications.

The undersigned certifies that this Final Plans and Specifications Amendment Certificate is authorized hereby and is permitted pursuant to the Disbursement Agreement and the First Lien Credit Agreement and all conditions precedent thereto have been met.

Attached to this Final Plans and Specifications Amendment Certificate as Exhibits 1 to 3 are certificates of the Construction Manager (only to the extent the amendment to the Plans and Specifications or the submission of the Plans and Specifications as Final Plans and Specifications relates to the Construction Management Agreement), the Construction Consultant and the Architect (only to the extent the amendment to the Final Plans and Specifications or the submission of the Plans and Specifications as Final Plans and Specifications affects that portion of the Project constructed pursuant to Plans and Specifications prepared by it).

[SIGNATURE PAGE FOLLOWS]

EXHIBIT E-3

IN WITNESS WHEREOF, the undersigned has executed this Final Plans and Specifications Amendment Certificate as of this [            ] day of [            ], 201[    ].

REVEL AC, INC.

By:
Name:
Title:

EXHIBIT E-4

SCHEDULE 1

Description of [Final Plans and Specifications, as amended / Plans and Specifications]

[BORROWER TO PROVIDE INDEX AND DESCRIPTION]

EXHIBIT E-5

[SCHEDULE 2]

Amendment No. [    ] to Plans and Specifications.

I. The following describes new Final Plans and Specifications for any work or improvements to be included in the Project and for which no Final Plans and Specifications currently exist or in replacement of preliminary Plans and Specifications:

	Work or Improvement	Architect	Drawing Number

1.

2.

3.

II. The following describes replacement Final Plans and Specifications for any work or improvements to be included in the Project and for which Final Plans and Specifications currently exist:

	Work or Improvement	Drawing Number of Replaced Final Plans and Specifications	Architect of New Final Plans and Specifications	Drawing Number of New Final Plans and Specifications

1.

2.

3.

EXHIBIT E-6

EXHIBIT 1

Certificate of Construction Manager

[            ], 201[    ]

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Email: kevin@revelentertainment.com

Copies to:

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

EXHIBIT E-7

Merritt & Harris, Inc.,

as Construction Consultant

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

Re:	Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)
Final Plans and Specifications Amendment Certificate dated as of [ ], 201[ ]

Ladies and Gentlemen:

[INSERT APPLICABLE CONSTRUCTION MANAGER; IF MORE THAN ONE, PROVIDE MULTIPLE CERTIFICATES] (the “Construction Manager”) hereby certifies as follows:

(a) The Construction Manager has reviewed the above referenced Final Plans and Specification Amendment Certificate and the Disbursement Agreement, to the extent necessary to understand the defined terms contained herein and in the Final Plans and Specifications Amendment Certificate that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

(b) The Construction Manager hereby concurs in all material respects of the certifications contained in Paragraphs (a)(ii) and (b) in the above-referenced Final Plans and Specifications Amendment Certificate as they apply to that portion of the Project constructed pursuant to the Construction Management Agreement, provided that where any certification of the Borrower is limited to the Borrower’s knowledge for the purposes of this certificate, such certification shall instead be made to the Construction Manager’s knowledge.

The Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent and the Construction Consultant are entitled to rely on the foregoing certifications.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT E-8

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Construction Manager as of this [            ] day of [            ], 201[    ].

[_____________________________________]

By:
Name:
Title:

EXHIBIT E-9

EXHIBIT 2

Certificate of Construction Consultant

[            ], 201[    ]

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Email: kevin@revelentertainment.com

Copies to:

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Re:	Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”)
Final Plans and Specifications Amendment Certificate dated as of [ ], 201[ ]

EXHIBIT E-10

Ladies and Gentlemen:

Merritt & Harris, Inc. (the “Construction Consultant”) hereby certifies as follows:

(a) The Construction Consultant has reviewed the above referenced Final Plans and Specifications Amendment Certificate.

(b) The Construction Consultant concurs in all material respects with the certifications contained in Paragraphs (a), (b) and (c) of the above-referenced Final Plans and Specifications Amendment Certificate; provided that where any certification of the Borrower is limited to the Borrower’s knowledge, for the purposes of this certificate, such concurrence shall instead be made to the Construction Consultant’s knowledge.

(c) The Construction Consultant last inspected the Project on [            ].

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Disbursement Agreement.

The Disbursement Agent, the Administrative Agent and the Second Lien Collateral Agent are entitled to rely on the foregoing certifications.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT E-11

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Construction Consultant as of this [            ] day of [            ], 201[    ].

MERRIT & HARRIS, INC.

By:
Name:
Title:

EXHIBIT E-12

EXHIBIT 3

Certificate of Architect

[            ], 201[    ]

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Email: kevin@revelentertainment.com

Copies to:

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

EXHIBIT E-13

Merritt & Harris, Inc.,

as Construction Consultant

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

Re:	Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”);
Final Plans and Specifications Amendment Certificate dated as of [ ], 201[ ]

Ladies and Gentlemen:

[INSERT APPLICABLE ARCHITECT; IF MORE THAN ONE, PROVIDE MULTIPLE CERTIFICATES] (the “Architect”) hereby certifies as follows:

(a) The Architect has reviewed the above referenced Final Plans and Specifications Amendment Certificate and the Disbursement Agreement to the extent necessary to understand the defined terms contained herein and in the Final Plans and Specifications Amendment Certificate that are incorporated by reference from the Disbursement Agreement and to provide the certification contained herein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Disbursement Agreement.

(b) The Architect hereby concurs in all material respects with the certifications contained in Paragraphs (a) (other than Subparagraph (iv) and (v)) and (b) of the above-referenced Final Plans and Specifications Amendment Certificate; provided that where any certification of the Borrower is limited to the Borrower’s knowledge, for the purposes of this certificate, such certification shall instead be made to the Architect’s knowledge.

(c) The Architect last inspected the Project on [            ].

The Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent and the Construction Consultant are entitled to rely on the foregoing certifications.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT E-14

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Architect as of this [            ] day of [            ], 201[    ].

[__________________________________]

By:
Name:
Title:

EXHIBIT E-15

EXHIBIT F-1

to Disbursement Agreement

PARTIAL RELEASE AND WAIVER OF LIENS AND CLAIMS

[Contractor] (the “Contractor”), in consideration of payment in the amount of $[                    ], said amount representing all current amounts owed to the Contractor in connection with the development and construction of improvements and/or supply of materials relating to the Revel Atlantic City Hotel and Casino (the “Project”) (including pursuant to that certain [insert name of construction contract]) as of the Application for Payment and/or Invoice dated [                    ], hereby expressly agrees and stipulates that it releases and waives any and all rights to file or cause to be filed, any and all claims, liens, or rights of lien it has or may have with respect to the Project, Revel AC, Inc., a Delaware corporation (the “Owner”), [[INSERT APPLICABLE CONSTRUCTION MANAGER, IF ANY] (the “Construction Manager”)], as well as all of [their respective] lenders, agents, sureties, heirs, successors, and assigns (including by way of collateral assignment to any financier of the Project), including but not limited to, any and all claims, liens, or rights of lien for payment of any of the amounts referenced in the Application for Payment and/or Invoice dated [                    ], as well as any other claims, liens or rights of lien under the New Jersey Construction Lien Law (N.J.S.A. 2A:44A-1, et seq.) and/or any other lien law in effect in connection with the Project, to the full extent of that amount reflected in the Application for Payment and/or Invoice dated [                    ]. The Contractor also hereby stipulates that it has paid all of its lower-tiered subcontractors, material suppliers and laborers with regard to the performance provided by the Contractor to the Project and invoiced in the Application for Payment and/or Invoice dated [                    ]. In the event that any lower-tiered subcontractor, material supplier and/or laborer of the Contractor files or causes to be filed a claim, lien or right of lien against the Project, the Owner, [the Construction Manager] and/or [their respective] lenders, agents, sureties, heirs, successors, and/or assigns (including by way of collateral assignment to any financier of the Project), the Contractor shall immediately take any and all steps to satisfy said claims, liens or rights of lien. The undersigned further declares that he/she is fully authorized to execute this Partial Release and Waiver of Claims and Liens on behalf of the Contractor and that the foregoing information is true and correct in all material respects.

Sworn to and subscribed to before me this ___ day of __________, 201__	[CONTRACTOR]

By:
Title:
Notary Public
Date:

EXHIBIT F-1-1

Exhibit F-2

to Disbursement Agreement

FINAL RELEASE AND WAIVER OF LIENS AND CLAIMS

[Contractor] (the “Contractor”), in consideration of final payment in the amount of $[                    ], said amount representing all remaining amounts owed to Contractor in connection with the development and construction of improvements and/or supply materials relating to the Revel Atlantic City Hotel and Casino (the “Project”) (including pursuant to that certain [insert name of construction contract]), hereby expressly agrees and stipulates that it releases and waives any and all rights to file or cause to be filed, any and all claims, liens, or rights of lien it has or may have with respect to the Project, Revel AC, Inc., a Delaware corporation (the “Owner”), and [[INSERT APPLICABLE CONSTRUCTION MANAGER, IF ANY] (the “Construction Manager”)], as well as all of [their respective] lenders, agents, sureties, heirs, successors, and assigns (including by way of collateral assignment to any financier of the Project), including but not limited to, any and all claims, liens, or rights of lien for payment of any of the amounts referenced in the Final Application for Payment and/or Final Invoice dated [                                         ], as well as any other claims, liens or rights of lien under the New Jersey Construction Lien Law (N.J.S.A. 2A:44A-1, et seq.) and/or any other lien law in effect in connection with the Project and/or otherwise available either at law or in equity. The Contractor also hereby stipulates that it has paid all of its lower-tiered subcontractors, material suppliers and/or laborers with regard to the performance provided by the Contractor to the Project. In the event that any lower-tiered subcontractor, material supplier and/or laborer of the Contractor files or causes to be filed a claim, lien or right of lien against the Project, the Owner, [the Construction Manager] and/or [their respective] lenders, agents, sureties, heirs, successors, and assigns (including by way of collateral assignment to any financier of the Project), the Contractor shall immediately take any and all steps to satisfy said claims, liens or rights of lien. The undersigned further declares that he/she is fully authorized to execute this Final Release and Waiver of Claims and Liens on behalf of the Contractor and that the foregoing information is true and correct in all material respects.

[Signature Page Follows]

EXHIBIT F-2-1

Sworn to and subscribed to before me this ___ day of __________, 201__	[CONTRACTOR]

By:
Title:
Notary Public
Date:

EXHIBIT F-2-2

EXHIBIT G-1

to Disbursement Agreement

[Form of]

Mezz Proceeds Account Control Agreement

Blocked Account Control

Agreement | JPMORGAN CHASE BANK, N.A.

V1.4_0410

AGREEMENT dated as of February [__], 2011, by and among Revel Entertainment Group, LLC (“Company”), U.S. Bank National Association, as collateral agent under the Second Security Agreement (as defined below) (together with its successors and assigns in such capacity, the “Second Lien Collateral Agent”), the Disbursement Agent (as defined below) and JPMorgan Chase Bank, N.A. (“Depositary”).

The parties hereto refer to Account No. [            ] in the name of Company maintained at Depositary (the “Account”). Such account is referred to in that certain Disbursement Agreement, dated as of even date herewith (the “Disbursement Agreement”) by and among the Company, Revel AC, Inc., JPMorgan Chase Bank, N.A., as administrative agent and first lien collateral agent, the Second Lien Collateral Agent and JPMorgan Chase Bank, N.A. as the disbursement agent (together with its successors and assigns in such capacity, the “Disbursement Agent”). The parties hereby agree as follows:

1. The Company and the Second Lien Collateral Agent notify Depositary that by separate agreement (the “Second Lien Security Agreement”) the Company has granted the Second Lien Collateral Agent, on behalf of certain secured parties, a security interest in the Account and all funds on deposit from time to time therein. Depositary acknowledges being so notified. Depositary also hereby confirms that the Account is a demand deposit account maintained by Company with Depositary in Depositary’s ordinary course of business and that Depositary is a national banking association.

2. Prior to the Effective Time (as defined below) Depositary shall honor all withdrawal, payment, transfer or other fund disposition or other instructions which the Disbursement Agent is entitled to give under the Account Documentation (as hereinafter defined) (collectively, “instructions”) received from the Company concerning the Account. Depositary acknowledges that the Disbursement Agent has been granted a power-of-attorney under the Disbursement Agreement to give certain instructions regarding the disposition of funds on deposit in the Account and shall adhere to any such instructions as if they were given by an authorized representative of Company hereunder without any inquiry or investigation as to the authority of the Disbursement Agent to originate such instructions. On and after the Effective Time (and without the Company’s or the Disbursement Agent’s consent), Depositary shall honor all instructions received solely from the Second Lien Collateral Agent (and not those from Company or the Disbursement Agent) concerning the Account and the Company and the Disbursement Agent shall have no right or ability to access or withdraw or transfer funds from the Account.

For the purposes hereof, the “Effective Time” shall be the opening of business on the second business day next succeeding the business day on which a notice purporting to be signed by the Second Lien Collateral Agent in substantially the same form as Exhibit A, attached hereto,

EXHIBIT G-1-1

with a copy of this Agreement attached thereto (an “Exclusive Control Notice”), is actually received by the unit of Depositary to whom the notice is required hereunder to be addressed; provided, however, that if any such notice is so received after 12:00 noon, Eastern time, on any business day, the “Effective Time” shall be the opening of business on the third business day next succeeding the business day on which such receipt occurs; and, provided further, that a “business day” is any day other than a Saturday, Sunday or other day on which Depositary is or is authorized or required by law to be closed.

Notwithstanding the foregoing: (i) all transactions involving or resulting in a transaction involving the Account duly commenced by Depositary or any affiliate prior to the Effective Time and so consummated or processed thereafter shall be deemed not to constitute a violation of this Agreement; and (ii) Depositary and/or any affiliate may (at its discretion and without any obligation to do so) (x) cease honoring the Disbursement Agent’s instructions and/or commence honoring solely the Second Lien Collateral Agent’s instructions concerning the Account at any time or from time to time after it becomes aware that the Second Lien Collateral Agent has sent to it an Exclusive Control Notice but prior to the Effective Time therefor (including without limitation halting, reversing or redirecting any transaction referred to in clause (i) above), or (y) deem an Exclusive Control Notice to be received by it for purposes of the foregoing paragraph prior to the specified individual’s actual receipt if otherwise actually received by Depositary (or if such Exclusive Control Notice contains minor mistakes or other irregularities but otherwise substantially complies with the form attached hereto as Exhibit A or does not attach an appropriate copy of this Agreement), with no liability whatsoever to Company, the Disbursement Agent or any other party for doing so.

3. This Agreement supplements, rather than replaces, Depositary’s deposit account agreement, terms and conditions and other standard documentation in effect from time to time with respect to the Account or services provided in connection with the Account (the “Account Documentation”), which Account Documentation will continue to apply to the Account and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this Agreement (however, in the event of any such conflict, the provisions of this Agreement shall control). Prior to issuing any instructions on or after the Effective Time, the Second Lien Collateral Agent shall provide Depositary with such documentation as Depositary may reasonably request to establish the identity and authority of the individuals issuing instructions on behalf of the Second Lien Collateral Agent. The Second Lien Collateral Agent may request the Depositary to provide other services (such as automatic daily transfers) with respect to the Account on or after the Effective Time; however, if such services are not authorized or otherwise covered under the Account Documentation, Depositary’s decision to provide any such services shall be made in its sole discretion (including without limitation being subject to the parties hereto executing such Account Documentation or other documentation as Depositary may require in connection therewith).

4. Depositary agrees not to exercise or claim any right of offset, banker’s lien or other like right against the Account for so long as this Agreement is in effect except with respect to (i) returned or charged-back items, reversals or cancellations of payment orders and other electronic fund transfers or other corrections or adjustments to the Account or transactions therein, (ii) overdrafts in the Account or (iii) Depositary’s charges, fees and expenses with respect to the Account or the services provided hereunder.

EXHIBIT G-1-2

5. Notwithstanding anything to the contrary in this Agreement: (i) Depositary shall have only the duties and responsibilities with respect to the matters set forth herein as are expressly set forth in writing herein and shall not be deemed to be an agent, bailee or fiduciary for any party hereto; (ii) Depositary shall be fully protected in acting or refraining from acting in good faith without investigation on any notice (including without limitation an Exclusive Control Notice), instruction or request purportedly furnished to it by the Disbursement Agent or the Second Lien Collateral Agent in accordance with the terms hereof, in which case the parties hereto agree that Depositary has no duty to make any further inquiry whatsoever; (iii) it is hereby acknowledged and agreed that Depositary has no knowledge of (and is not required to know) the terms and provisions of the Security Agreement, the Disbursement Agreement or any other related documentation or whether any actions by the Second Lien Collateral Agent (including without limitation the sending of an Exclusive Control Notice), Company or any other person or entity are permitted or a breach thereunder or consistent or inconsistent therewith, (iv) Depositary shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement except to the extent such conduct constitutes its own willful misconduct or gross negligence (and to the maximum extent permitted by law, shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages); and (v) Depositary shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond Depositary’s reasonable control. However, nothing contained in this Paragraph shall constitute a waiver by Company of rights or remedies, if any, it may have against the Second Lien Collateral Agent or the Disbursement Agent under this Agreement, the Security Agreement, the Disbursement Agreement, or any other related documentation.

6. Company hereby agrees to indemnify, defend and save harmless Depositary against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be an employee of Depositary) (collectively, “Covered Items”) incurred in connection with this Agreement or the Account (except to the extent due to Depositary’s willful misconduct or gross negligence) or any interpleader proceeding relating thereto or incurred as a result of following Company’s direction or instruction. The Second Lien Collateral Agent hereby agrees to indemnify, defend and save harmless Depositary against any Covered Items incurred (i) on or after the Effective Time in connection with this Agreement or the Account (except to the extent due to Depositary’s willful misconduct or gross negligence) or any interpleader proceeding related thereto, (ii) at the Second Lien Collateral Agent’s direction or instruction (including without limitation Depositary’s honoring of an Exclusive Control Notice) or (iii) due to any claim by the Second Lien Collateral Agent of an interest in the Account or the funds on deposit therein.

Notwithstanding anything to the contrary contained in this Agreement, and for the avoidance of doubt, the obligation of the Second Lien Collateral Agent to indemnify or reimburse the Depositary under the terms of this Agreement, shall be (i) an obligation of the Second Lien Collateral Agent solely in its capacity as trustee under the Indenture (as defined in the Second Lien Security Agreement); (ii) limited solely to funds available under the Indenture at any point in time; and (iii) not applicable in the event of willful misconduct or gross negligence by the Depositary. The obligation of the Second Lien Collateral Agent to indemnify, or to reimburse or pay any amounts, under the terms of this Agreement shall not be an obligation of U.S. Bank National Association in its individual or corporate capacity. No such indemnification, reimbursement or other payment by the Second Lien Collateral Agent shall prejudice its indemnification or other rights against the Company and the Guarantors under the provisions of the Indenture.

EXHIBIT G-1-3

7. Depositary may terminate this Agreement (i) in its discretion upon the sending of at least thirty (30) days’ advance written notice to the other parties hereto or (ii) because of a material breach by Company or the Second Lien Collateral Agent of any of the terms of this Agreement or the Account Documentation, upon the sending of at least five (5) days advance written notice to the other parties hereto. The Second Lien Collateral Agent may terminate this Agreement in its discretion upon the sending of at least three (3) business days advance written notice to the other parties hereto; provided that Depositary may shorten or waive the requirement that Second Lien Collateral Agent’s notice be in advance and any such shortening or waiver shall be binding on all parties. Any other termination or any amendment or waiver of this Agreement shall be effected solely by an instrument in writing executed by all the parties hereto. The provisions of paragraphs 5 and 6 above shall survive any such termination.

8. Company shall compensate Depositary for the opening and administration of the Account and services provided hereunder in accordance with the Account Documentation. Payment will be effected by a direct debit to the Account.

9. This Agreement: (i) may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument; (ii) shall become effective when counterparts hereof have been signed by the parties hereto; and (iii) shall be governed by and construed in accordance with the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the New York Uniform Commercial Code (the “UCC”), with respect to the Account, the State of New York shall be deemed to be Depositary’s “jurisdiction” (within the meaning of Section 9-304 of the UCC). All parties hereby waive all rights to a trial by jury in any action or proceeding relating to the Account or this Agreement. All notices under this Agreement shall be in writing and sent (including via emailed pdf or similar file or facsimile transmission) to the parties hereto at their respective addresses, email addresses or fax numbers set forth below (or to such other address, email address or fax number as any such party shall designate in writing to the other parties from time to time). The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns, except that neither Company (except an assignment to Revel AC, Inc.) nor Depositary may assign its obligations hereunder without the prior written consent of the Second Lien Collateral Agent.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT G-1-4

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

REVEL ENTERTAINMENT GROUP, LLC, as Company		U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Agent

By:	Date:	By:	Date:

Name:		Name:

Title:		Title

Address for Notices:	Attention: Chief Financial Officer	Address for Notices:	Corporate Trust Services 5555 San Felipe, Suite 1150 Houston, Texas 77056 Attention: Steven Finklea

Fax No.:		Fax No.:	(713) 235-9213

JPMORGAN CHASE BANK, N.A., as Depositary		JPMORGAN CHASE BANK, N.A., as Disbursement Agent

By:	By:	By:	By:

Name:		Name:

Title:		Title:

Address for other Notices: JPMorgan Chase Bank, N.A. Attn: Email: Fax No.:

Address For Shifting Control and Termination Notices:

JPMorgan Chase Bank, N.A.

Global TS Contracts & Documentation

Attn: Blocked Accounts

420 W Van Buren Street, 9th floor Suite IL1-0199

Chicago, Il 60606-3534

Email: blocked.account.contracts@jpmchase.com

Fax No.: 312.954.3516

EXHIBIT G-1-5

Exhibit A l EXCLUSIVE CONTROL NOTICE

Date

JPMorgan Chase Bank, N.A. Global TS Contracts & Documentation

Address	420 W Van Buren Street, 9th Floor Suite IL1-0199

Chicago, IL 60606-3534

Attention	Blocked Accounts

Re:	Blocked Account Control Agreement dated as of February [__], 2011 (the “Agreement”) by and among Revel Entertainment Group, LLC, a New Jersey limited liability company, U.S. Bank National Association, as second lien collateral agent and JPMorgan Chase Bank, N.A.

Relating to Account(s):

Ladies and Gentlemen:

This constitutes an Exclusive Control Notice as referred to in paragraph 2 of the Agreement, a copy of which is attached hereto.

U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Agent

By:	Date:

Name:

Title:

EXHIBIT G-1-6

EXHIBIT G-2

to Disbursement Agreement

[Form of]

Construction Disbursement Account and Cash Management Account Control Agreement

Blocked Account Control

Agreement l JPMORGAN CHASE BANK, N.A.

V1.4_0410

AGREEMENT dated as of February [__], 2011, by and among Revel Entertainment Group, LLC (“Company”), JPMorgan Chase Bank, N.A., as collateral agent under the First Lien Security Agreement (as defined below) (together with its successors and assigns in such capacity, the “First Lien Collateral Agent”), U.S. Bank National Association, as collateral agent under the Second Lien Security Agreement (as defined below) (together with its successors and assigns in such capacity, the “Second Lien Collateral Agent,” and together with the First Lien Collateral Agent, the “Agents”) and JPMorgan Chase Bank, N.A. (“Depositary”).

The parties hereto refer to Account No. [                    ] in the name of Company maintained at Depositary (the “Account”). Such account is referred to in that certain Disbursement Agreement, dated as of even date herewith (the “Disbursement Agreement”) by and among the Company, Revel AC, Inc., JPMorgan Chase Bank, N.A., as administrative agent, the First Lien Collateral Agent, the Second Lien Collateral Agent and JPMorgan Chase Bank, N.A. as the disbursement agent (together with its successors and assigns in such capacity, the “Disbursement Agent”). The parties hereby agree as follows:

1. (a) The Company, the First Lien Collateral Agent and the Second Lien Collateral Agent notify Depositary that by separate agreements (the “First Lien Security Agreement” and the “Second Lien Security Agreement,” and together, the “Security Agreement”) the Company has granted the First Lien Collateral Agent and the Second Lien Collateral Agent, on behalf of certain secured parties, a security interest in the Account and all funds on deposit from time to time therein. Depositary acknowledges being so notified. Depositary also hereby confirms that the Account is a demand deposit account maintained by Company with Depositary in Depositary’s ordinary course of business and that Depositary is a national banking association.

(b) As used herein, “Notice Agent” shall mean First Lien Collateral Agent until the Resignation Effective Time. For the purposes hereof, the “Resignation Effective Time” shall be the opening of business on the second Business Day next succeeding the Business Day on which a notice purporting to be signed by the First Lien Agent in substantially the same form as Exhibit A, attached hereto, with a copy of this Agreement attached thereto (a “Resignation Notice”), is actually received by the unit of Depositary to whom the notice is required hereunder to be addressed; provided, however, that if any such notice is so received after 12:00 noon, Eastern time, on any Business Day, the Resignation Effective Time shall be the opening of business on the third Business Day next succeeding the Business Day on which such receipt occurs; and, provided further, that a “Business Day” is any day other than a Saturday, Sunday or other day on which Depositary is or is authorized or required by law to be closed. On and after the Resignation Effective Time, the term “Notice Agent” shall mean Second Lien Collateral Agent and Depositary shall cease honoring instructions from the First Lien Collateral Agent and begin honoring the instructions of the Second Lien Collateral Agent pursuant to this Agreement. As of the Resignation Effective Time, the First Lien Collateral Agent will no longer be an Agent under this Agreement.

EXHIBIT G-1-7

2. Prior to the Effective Time (as defined below) Depositary shall honor all withdrawal, payment, transfer or other fund disposition or other instructions which the Company is entitled to give under the Account Documentation (as hereinafter defined) (collectively, “instructions”) received from the Company (but not those from the Agents) concerning the Account. On and after the Effective Time (and without Company’s consent), Depositary shall honor all instructions received solely from the Notice Agent (and not those from Company) concerning the Account and Company shall have no right or ability to access or withdraw or transfer funds from the Account.

For the purposes hereof, the “Effective Time” shall be the opening of business on the second business day next succeeding the business day on which a notice purporting to be signed by the Notice Agent in substantially the same form as Exhibit A, attached hereto, with a copy of this Agreement attached thereto (an “Exclusive Control Notice”), is actually received by the unit of Depositary to whom the notice is required hereunder to be addressed; provided, however, that if any such notice is so received after 12:00 noon, Eastern time, on any business day, the “Effective Time” shall be the opening of business on the third business day next succeeding the business day on which such receipt occurs.

Notwithstanding the foregoing: (i) all transactions involving or resulting in a transaction involving the Account duly commenced by Depositary or any affiliate prior to the Resignation Effective Time and/or Effective Time and so consummated or processed thereafter shall be deemed not to constitute a violation of this Agreement; (ii) Depositary and/or any affiliate may (at its discretion and without any obligation to do so) (x) cease honoring Company’s instructions and/or commence honoring solely the Notice Agent’s instructions concerning the Account at any time or from time to time after it becomes aware that the Notice Agent has sent to it an Exclusive Control Notice but prior to the Effective Time therefor (including without limitation halting, reversing or redirecting any transaction referred to in clause (i) above), or (y) deem an Exclusive Control Notice to be received by it for purposes of the foregoing paragraph prior to the specified individual’s actual receipt if otherwise actually received by Depositary (or if such Exclusive Control Notice contains minor mistakes or other irregularities but otherwise substantially complies with the form attached hereto as Exhibit B or does not attach an appropriate copy of this Agreement), with no liability whatsoever to Company or any other party for doing so and (iii) Depositary and/or any affiliate may (at its discretion and without any obligation to do so) cease honoring First Lien Collateral Agent’s instructions and/or commence honoring solely Second Lien Collateral Agent’s instructions concerning the Account at any time after it receives a Resignation Notice but prior to the Resignation Effective Time.

3. This Agreement supplements, rather than replaces, Depositary’s deposit account agreement, terms and conditions and other standard documentation in effect from time to time with respect to the Account or services provided in connection with the Account (the “Account Documentation”), which Account Documentation will continue to apply to the Account and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this Agreement (however, in the event of any such conflict, the provisions of this Agreement shall control). Prior to issuing any instructions on or after the Effective Time, the Notice Agent shall provide Depositary with such documentation as Depositary may reasonably request to establish the identity and authority of the individuals issuing instructions on behalf of the Notice Agent. The Notice Agent may request the Depositary to provide other services (such as automatic daily transfers) with respect to the Account on or after the Effective Time; however, if such services are not authorized or otherwise covered under the Account Documentation, Depositary’s decision to provide any such services shall be made in its sole discretion (including without limitation being subject to the parties hereto executing such Account Documentation or other documentation as Depositary may require in connection therewith).

4. Depositary agrees not to exercise or claim any right of offset, banker’s lien or other like right against the Account for so long as this Agreement is in effect except with respect to (i) returned or charged-back items, reversals or cancellations of payment orders and other electronic fund transfers or other corrections or adjustments to the Account or transactions therein, (ii) overdrafts in the Account or (iii) Depositary’s charges, fees and expenses with respect to the Account or the services provided hereunder.

EXHIBIT G-1-8

5. Notwithstanding anything to the contrary in this Agreement: (i) Depositary shall have only the duties and responsibilities with respect to the matters set forth herein as are expressly set forth in writing herein and shall not be deemed to be an agent, bailee or fiduciary for any party hereto; (ii) Depositary shall be fully protected in acting or refraining from acting in good faith without investigation on any notice (including without limitation an Exclusive Control Notice), instruction or request purportedly furnished to it by Company or the Notice Agent in accordance with the terms hereof, in which case the parties hereto agree that Depositary has no duty to make any further inquiry whatsoever; (iii) it is hereby acknowledged and agreed that Depositary has no knowledge of (and is not required to know) the terms and provisions of the Security Agreement, the Disbursement Agreement or any other related documentation or whether any actions by the Notice Agent (including without limitation the sending of an Exclusive Control Notice), Company or any other person or entity are permitted or a breach thereunder or consistent or inconsistent therewith, (iv) Depositary shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement except to the extent such conduct constitutes its own willful misconduct or gross negligence (and to the maximum extent permitted by law, shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages); and (v) Depositary shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond Depositary’s reasonable control. However, nothing contained in this Paragraph shall constitute a waiver by Company of rights or remedies, if any, it may have against the First Lien Collateral Agent, the Second Lien Collateral Agent or the Disbursement Agent under this Agreement, the Security Agreement, the Disbursement Agreement, or any other related documentation.

6. Company hereby agrees to indemnify, defend and save harmless Depositary against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be an employee of Depositary) (collectively, “Covered Items”) incurred in connection with this Agreement or the Account (except to the extent due to Depositary’s willful misconduct or gross negligence) or any interpleader proceeding relating thereto or incurred as a result of following Company’s direction or instruction. The First Lien Collateral Agent and the Second Lien Collateral Agent hereby agree to indemnify, defend and save harmless Depositary against any Covered Items incurred (i) on or after the Effective Time in connection with this Agreement or the Account (except to the extent due to Depositary’s willful misconduct or gross negligence) or any interpleader proceeding related thereto, (ii) at the First Lien Collateral Agent or the Second Lien Collateral Agent’s direction or instruction (including without limitation Depositary’s honoring of an Exclusive Control Notice) or (iii) due to any claim by the First Lien Collateral Agent or the Second Lien Collateral Agent of an interest in the Account or the funds on deposit therein.

Notwithstanding anything to the contrary contained in this Agreement, and for the avoidance of doubt, the obligation of the Second Lien Collateral Agent to indemnify or reimburse the Depositary under the terms of this Agreement, shall be (i) an obligation of the Second Lien Collateral Agent solely in its capacity as trustee under the Indenture (as defined in the Second Lien Security Agreement); (ii) limited solely to funds available under the Indenture at any point in time; and (iii) not applicable in the event of willful misconduct or gross negligence by the Depositary. The obligation of the Second Lien Collateral Agent to indemnify, or to reimburse or pay any amounts, under the terms of this Agreement shall not be an obligation of U.S. Bank National Association in its individual or corporate capacity. No such indemnification, reimbursement or other payment by the Second Lien Collateral Agent shall prejudice its indemnification or other rights against the Company and the Guarantors under the provisions of the Indenture.

7. Depositary may terminate this Agreement (i) in its discretion upon the sending of at least thirty (30) days’ advance written notice to the other parties hereto or (ii) because of a material breach by Company or the First Lien Collateral Agent or the Second Lien Collateral Agent of any of the terms of this Agreement or the Account Documentation, upon the sending of at least five (5) days advance written

EXHIBIT G-1-9

notice to the other parties hereto. The First Lien Collateral Agent or Second Lien Collateral Agent may terminate this Agreement in its discretion upon the sending of at least three (3) business days advance written notice to the other parties hereto; provided that Depositary may shorten or waive the requirement that the First Lien Collateral Agent or the Second Lien Collateral Agent’s notice be in advance and any such shortening or waiver shall be binding on all parties. Any other termination or any amendment or waiver of this Agreement shall be effected solely by an instrument in writing executed by all the parties hereto. The provisions of paragraphs 5 and 6 above shall survive any such termination or resignation under paragraph 1(b).

8. Company shall compensate Depositary for the opening and administration of the Account and services provided hereunder in accordance with the Account Documentation. Payment will be effected by a direct debit to the Account.

9. This Agreement: (i) may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument; (ii) shall become effective when counterparts hereof have been signed by the parties hereto; and (iii) shall be governed by and construed in accordance with the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the New York Uniform Commercial Code (the “UCC”), with respect to the Account, the State of New York shall be deemed to be Depositary’s “jurisdiction” (within the meaning of Section 9-304 of the UCC). All parties hereby waive all rights to a trial by jury in any action or proceeding relating to the Account or this Agreement. All notices under this Agreement shall be in writing and sent (including via emailed pf or similar file or facsimile transmission) to the parties hereto at their respective addresses, email addresses or fax numbers set forth below (or to such other address, email address or fax number as any such party shall designate in writing to the other parties from time to time). The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns, except that neither Company (except an assignment to Revel AC, Inc.) nor Depositary may assign its obligations hereunder without the prior written consent of the Notice Party.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT G-1-10

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

REVEL ENTERTAINMENT GROUP, LLC, as Company		JPMORGAN CHASE BANK, N.A., as First Lien Collateral Agent

By:	Date:	By:	Date:

Name:		Name:

Title:		Title:

Address for		Address for

Notices:	Attention: Chief Financial Officer	Notices:

Fax No.:		Fax No.:

U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Agent

By:	Date:

Name:

Title:

Address for Notice:

Fax No:

JPMORGAN CHASE BANK, N.A., as Depositary

By:	By:

Name:

Title:

Address for other Notices: JPMorgan Chase Bank, N.A. Attn: Milagros Nogueras-Soto 245 Park Avenue, Floor 13 New York, NY, 10167-0001 Email: Milagros.Nogueras@chase.com Fax No.: 646-534-6305

Address For Shifting Control and Termination Notices:

JPMorgan Chase Bank, N.A.

Global TS Contracts & Documentation

Attn: Blocked Accounts

420 W Van Buren Street, 9th floor Suite IL1-0199

Chicago, Il 60606-3534

Email: blocked.account.contracts@jpmchase.com

Fax No.: 312.954.3516

EXHIBIT G-1-11

Exhibit A  |  RESIGNATION NOTICE

Date:

JPMorgan Chase Bank, N.A. Global TS Contracts & Documentation

Address:	420 W Van Buren Street, 9th Floor Suite IL1-0199

Chicago, IL 60606-3534

Attention:	Blocked Accounts

Re: Blocked Account Control Agreement dated as of                 , 2011 (the “Agreement”), by and among                                          (“Company”),                                          (“First Lien Collateral Agent”),                                          (“Second Lien Collateral Agent”) and JPMorgan Chase Bank, N.A. (“Depositary”) relating to Account(s)           .

Ladies and Gentlemen:

The First Lien Collateral Agent notifies Depositary that it shall cease to be a party hereto or an “Agent” hereunder (and that any requirement hereunder requiring notice to or the consent of First Lien Collateral Agent shall instead be deemed to require notice to or the consent of Second Lien Collateral Agent). This constitutes a Resignation Notice as referred to in paragraph 1(b) of the Agreement, a copy of which is attached hereto.

[FIRST LIEN COLLATERAL AGENT]

By:	Date:

Name:

Title:

EXHIBIT G-1-12

Exhibit B  |  EXCLUSIVE CONTROL NOTICE

Date

JPMorgan Chase Bank, N.A. Global TS Contracts & Documentation

Address	420 W Van Buren Street, 9th Floor Suite IL1-0199

Chicago, IL 60606-3534

Attention	Blocked Accounts

Re:	Blocked Account Control Agreement dated as of February [__], 2011 (the “Agreement”) by and among Revel Entertainment Group, LLC, a New Jersey limited liability company, JPMorgan Chase Bank, N.A., as first lien collateral agent, U.S. Bank National Association, as second lien collateral agent and JPMorgan Chase Bank, N.A.

Relating to Account(s):

Ladies and Gentlemen:

This constitutes an Exclusive Control Notice as referred to in paragraph 2 of the Agreement, a copy of which is attached hereto.

[JPMORGAN CHASE BANK, N.A., as First Lien Collateral Agent / U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Agent]

By:	Date:

Name:

Title:

EXHIBIT G-2-1

EXHIBIT H

to Disbursement Agreement

Closing Date Plans and Specifications

Plans and Specifications as of the Closing Date available at: ftp://tishmanprima.dyndns.org/M&H/M&H FTP SITE/A. Drawings, Specifications, Technical Backup & Reports/1. Construction Doc/03 PODIUM (Plans Only)/02-Podium_12-18-2009 Base Set + Subsequent Bullitens/POD Bullitens/BUL-POD-26_Delta 99 (01-22-2010)/

EXHIBIT H-1

EXHIBIT I

to Disbursement Agreement

Form of Borrower’s Opening Certificate

[            ], 201[__]

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

Copies to:

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent

Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

Merritt & Harris, Inc.,

as Construction Consultant

90 John Street, Suite 503

New York, NY 10038

Attention: Neil A. Rowland, Principal

Facsimile: (212) 687-2859

Telephone: (212) 697-3188 ext. 308

Email: NRowland@MHarrisinc.com

EXHIBIT I-1

Re:	Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc., a Delaware corporation (the “Borrower”).

Ladies and Gentlemen:

This Opening Date Certificate is delivered to you pursuant to Section 6.5 of the Disbursement Agreement. Capitalized terms used herein shall have the meanings assigned to such terms in the Disbursement Agreement. The Borrower hereby represents, warrants and certifies that the Opening Date has occurred and as follows:

(a) All material Applicable Permits with respect to the operation of the Project with the Minimum Opening Date Facilities in all material respects have been issued and are in full force and effect;

(b) The Borrower (or other applicable Loan Party) has received Lien releases and waivers from each Contractor substantially in the form of Exhibit F-1 to the Disbursement Agreement, other than with respect to Permitted Amounts, any Permitted Liens and other Lien releases that are no more than thirty (30) days in arrears;

(c) The Project is open to the public and operating with the Minimum Opening Date Facilities;

(d) The Project is operating in accordance with applicable law in all material respects; and

(e) Attached hereto as Exhibit 1 is the signed Construction Consultant’s Certificate.

The Disbursement Agent, the Administrative Agent, the Second Lien Collateral Agent and the Construction Consultant are entitled to rely on the foregoing certifications.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT I-2

IN WITNESS WHEREOF, the undersigned has executed this Borrower’s Opening Certificate as of this [            ] day of [            ], 201[    ].

REVEL AC, INC.

By:
Name:
Title:

EXHIBIT I-3

EXHIBIT 1

to Borrower’s Opening Certificate

Construction Consultant’s Certificate

[            ], 20[    ]

Revel Entertainment Group, LLC

1301 Atlantic Avenue, Suite 200

Atlantic City, New Jersey 08401

Attention: Kevin G. DeSanctis

Facsimile: (609) 568-9317

Email: kevin@revelentertainment.com

JPMorgan Chase Bank, N.A.,

as Disbursement Agent

201 North Central Avenue, 14th Floor (AZ1-1009)

Phoenix, AZ 85004

Attention: Andrew Oexmann

Facsimile: (602) 221-1116

Telephone: (602) 221-1447

Email: andrew.h.oexmann@chase.com

Copies to:

JPMorgan Chase Bank, N.A.,

as Administrative Agent

383 Madison Avenue, Floor 24

New York, New York 10179

Attention: Mohammad Hasan

Facsimile: (646) 534-0574

mohammad.s.hasan@jpmorgan.com

JPMorgan Chase Bank, N.A.,

as Administrative Agent

10 South Dearborn, Floor 19

Chicago, IL 60603-2003

Attention: James Imbeau

Facsimile: (312) 325-5055

james.l.imbeau@chase.com

U.S. Bank National Association,

as Second Lien Collateral Agent Corporate Trust Services

5555 San Felipe, Suite 1150

Houston, Texas 77056

Attention: Steven Finklea

Facsimile Number: (713) 235-9213

E-mail address: steven.finklea@usbank.com

EXHIBIT I-4

Re:	Disbursement Agreement dated as of [ ], 2011 (the “Disbursement Agreement”) of Revel AC, Inc. (the “Borrower”); and
Borrower’s Opening Certificate dated as of [ ], 201[ ](the “Opening Date Certificate”).

Ladies and Gentlemen:

Merritt & Harris, Inc. (the “Construction Consultant”) hereby certifies to each of you as follows:

(a) The Construction Consultant has reviewed the above referenced Opening Date Certificate.

(b) The Construction Consultant concurs in all material respects, to the best of its knowledge after due inquiry and investigation, with the certifications in Paragraphs (a)-(c) of the above-referenced Opening Date Certificate.

(c) The Construction Consultant last inspected the Project on [            ].

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has executed this certificate as of this [            ] day of [            ], 201[    ].

MERRIT & HARRIS, INC.

By:
Name:
Title:

EXHIBIT I-5